EXECUTION COPY

ROCA HONDA RESOURCES, LLC

A Delaware Limited Liability Company

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of July 26, 2007

THE OWNERSHIP INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS AND CROSS-REFERENCES

1

1.1

Definitions

1

1.2

Cross References

1

ARTICLE II

NAME, PURPOSES AND TERM

2

2.1

Formation

2

2.2

Name

2

2.3

Purposes

2

2.4

Limitation

2

2.5

Registered Agent; Offices

2

2.6

Conditions Precedent to Effective Date

3

2.7

Entry Fee

3

ARTICLE III

CONTRIBUTIONS BY MEMBERS

3

3.1

Members’ Contributions

3

3.2

Conditions to Final Investment Decision

4

3.3

Final Investment Decision

5

3.4

Determination to Pursue Mill Construction

5

ARTICLE IV

CAPITAL ACCOUNTS AND ALLOCATIONS

6

4.1

Capital Accounts

6

4.2

Allocations of Net Gains and Net Losses

6

4.3

Allocation of Taxable Income and Loss

8

4.4

Allocations to Transferred Interests

9

ARTICLE V

DISTRIBUTIONS

9

5.1

General

9

5.2

Distributions

9

5.3

Determination of Distributions

9

5.4

Distributions Upon Dissolution

9

ARTICLE VI

INTERESTS OF MEMBERS

10

6.1

Initial Ownership Interests

10

6.2

Changes in Ownership Interests

10

6.3

Admission of New Members

10

6.4

Documentation of Adjustments to Ownership Interests

10

ARTICLE VII

RELATIONSHIP OF THE MEMBERS

10

7.1

Limitation on Authority of Members

10

7.2

Federal Tax Elections and Allocations

10

7.3

State Income Tax

11

7.4

Tax Returns

11

7.5

Other Business Opportunities

11

7.6

Waiver of Rights to Partition or Other Division of Assets

11

7.7

Bankruptcy of a Member or Parent

12

7.8

No Certificate

12

7.9

Limitation of Liability

12

7.10

Indemnities

12

7.11

No Third Party Beneficiary Rights

12

7.12

Meetings of Members

12

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

14

8.1

Representations and Warranties of the Members

14

8.2

Representations and Warranties of STRATHMORE

15

8.3

Representations and Warranties Regarding the Parent Guarantors

17

ARTICLE IX

TRANSFER OF INTEREST; PREEMPTIVE AND CO-SALE RIGHTS

17

9.1

General

17

9.2

Limitations on Free Transferability

17

9.3

Preemptive and Co-Sale Rights

19

ARTICLE X

MANAGEMENT COMMITTEE

19

10.1

Organization and Composition

19

10.2

Decisions Generally

19

10.3

Unanimous Decisions

20

10.4

Meetings

22

10.5

Action Without Meeting in Person

22

10.6

Matters Requiring Approval

23

ARTICLE XI

MANAGER

23

11.1

Appointment

23

11.2

Powers and Duties of Manager

23

11.3

Standard of Care

26

11.4

Resignation

27

11.5

Removal

27

11.6

Reimbursement of Costs

27

11.7

Transactions With Affiliates

27

11.8

Secondment of SUMITOMO Employees

27

ARTICLE XII

PROGRAMS AND BUDGETS; BUDGET DEADLOCK

28

12.1

Operations Pursuant to Programs and Budgets

28

12.2

Presentation of Programs and Budgets

28

12.3

Review and Adoption of Proposed Programs and Budgets

28

12.4

CPC

28

12.5

Budget Overruns; Program Changes

28

12.6

Budget Deadlock

29

ARTICLE XIII

ACCOUNTS AND SETTLEMENTS

29

13.1

Financial Statements

29

13.2

Capital Calls

29

13.3

Failure to Meet Capital Calls

29

13.4

Cover Payment

30

13.5

Remedies

30

13.6

Audits

30

ARTICLE XIV

OWNERSHIP INTEREST SALE

31

14.1

Ownership Interest Sale

31

ARTICLE XV

RIGHT OF FIRST OFFER

31

15.1

Right of First Offer

31

15.2

Recordable Memorandum

32

15.3

Other New Mexico Projects

32

15.4

Other Contingent Projects

32

ARTICLE XVI

PAYMENT FROM PROPERTIES

33

16.1

Royalties, Production Taxes and Other Payments Based on Production

33

ARTICLE XVII

CONFIDENTIALITY, OWNERSHIP, USE AND DISCLOSURE OF INFORMATION

33

17.1

Business Information

33

17.2

Permitted Disclosure of Confidential Business Information

33

17.3

Disclosure Required By Law

34

17.4

Public Announcements

34

17.5

Survival

34

ARTICLE XVIII

TERM AND DISSOLUTION

35

18.1

Term

35

18.2

Events of Dissolution

35

18.3

Resignation

35

18.4

Disposition of Assets on Dissolution

36

18.5

Filing of Certificate of Cancellation

36

18.6

Right to Data After Dissolution

36

18.7

Continuing Authority

36

ARTICLE XIX

DISPUTES

37

19.1

Governing Law

37

19.2

Dispute Resolution

37

19.3

Service of Process

38

ARTICLE XX

GENERAL PROVISIONS

38

20.1

Notices

38

20.2

Gender

39

20.3

Currency

39

20.4

Headings

39

20.5

Waiver

39

20.6

Modification

39

20.7

Force Majeure

39

20.8

Rule Against Perpetuities

40

20.9

Further Assurances

40

20.10

Entire Agreement; Successors and Assigns

40

20.11

Counterparts

40

20.12

Construction

40

20.13

Specific Performance

40

EXHIBITS

EXHIBIT

ASSETS

EXHIBIT A-1

THIRD PARTY CONSENTS

EXHIBIT A-2

MILL ASSETS

EXHIBIT

ACCOUNTING PROCEDURES

EXHIBIT

DEFINITIONS

EXHIBIT

INSURANCE

EXHIBIT E-1

FORM OF STRATHMORE PARENT COMPANY GUARANTY

EXHIBIT E-2

FORM OF SCC PARENT COMPANY GUARANTY

EXHIBIT E-3

FORM OF SNEH PARENT COMPANY GUARANTY

EXHIBIT F

PREEMPTIVE AND CO-SALE RIGHTS

EXHIBIT G

CERTAIN DEFINITIONS AND PROVISIONS

EXHIBIT H

FEASIBILITY STUDY COST ESTIMATE

SCHEDULE

Schedule of Members

LIMITED LIABILITY COMPANY AGREEMENT

ROCA HONDA RESOURCES, LLC

A Delaware Limited Liability Company

This Limited Liability Company Agreement is made as of July 26, 2007 (the “Effective Date”) between STRATHMORE RESOURCES U.S., LTD., a Nevada corporation, the address of which is c/o Strathmore Minerals Corp., 2420 Watt Court, Riverton, Wyoming 82501 (“STRATHMORE”), SC CLEAN ENERGY, INC., a Delaware corporation, the address of which is 600 Grant Street, Suite 5000, Pittsburgh, Pennsylvania 15219 ( “SCC”), and SUMMIT NEW ENERGY HOLDING, LLC, a Delaware limited liability company, the address of which is 600 Grant Street, Suite 5000, Pittsburgh, Pennsylvania 15219 ( “SNEH”; SCC and SNEH collectively, “SUMITOMO”).

RECITALS

A.

SUMITOMO and STRATHMORE wish to pursue a joint venture, the initial purpose of which will be the undertaking and completion of a Feasibility Study with respect to the Roca Honda Property and Mill Property and obtaining all Permits required for uranium mining operations of the Company at the Roca Honda Property.

B.

In the event of a Positive Final Investment Decision by both SUMITOMO and STRATHMORE, SUMITOMO and STRATHMORE wish to pursue together through the joint venture the development and mining of uranium within and at the Roca Honda Property and the marketing and sale of processed uranium.

C.

Following a Positive Final Investment Decision, the Members may mutually determine that STRATHMORE shall contribute the Mill Assets to the Company and that the Company shall construct and operate a uranium ore processing mill on the Mill Property.

D.

STRATHMORE and SUMITOMO wish to form and operate a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. (the “Act”), to own and conduct the operations within and at the Properties as contemplated by Recitals A, B and C pursuant to the terms of this Agreement.

NOW THEREFORE, in consideration of the covenants and conditions contained herein, STRATHMORE and SUMITOMO agree as follows:

ARTICLE I
DEFINITIONS AND CROSS-REFERENCES

1.1

Definitions.  The terms defined in Exhibit , Exhibit G and elsewhere herein shall have the defined meaning wherever used in this Agreement, including in Exhibits.

1.2

Cross References.  References to “Exhibits,” “Articles,” “Sections” and “Subsections” refer to Exhibits, Articles, Sections and Subsections of this Agreement.  References to “Paragraphs” and “Subparagraphs” refer to paragraphs and subparagraphs of the referenced Exhibits.

ARTICLE II
NAME, PURPOSES AND TERM

2.1

Formation.  The Company has been duly organized pursuant to the Act and the provisions of this Agreement as a Delaware limited liability company by the filing of its Certificate of Formation (as defined in the Act) in the Office of the Secretary of the State of Delaware effective on or before the Effective Date.

2.2

Name.  The name of the Company is “Roca Honda Resources, LLC”.  The Manager shall accomplish any filings or registrations required by jurisdictions in which the Company conducts its Business.

2.3

Purposes.  The Company has been formed for the following purposes, subject to any required Member or other consents pursuant to, and the terms of, this Agreement:

(a)

to conduct and complete a Feasibility Study with respect to the Properties,

(b)

to evaluate the possible Development and Mining within and at the Roca Honda Property and, subject to a Positive Final Investment Decision by both SUMITOMO and STRATHMORE, to engage in Development and Mining and the marketing and sale of processed Products,

(c)

if the Members shall mutually determine pursuant to Section 3.4 that the Company shall do so, to develop and operate a new uranium ore processing mill for the production of Products within and at the Mill Property,

(d)

to hold and own the Assets,

(e)

to engage in Operations within and at the Properties,

(f)

to complete and satisfy all Environmental Compliance obligations and Continuing Obligations affecting the Properties, and

(g)

to perform any other activity necessary, appropriate or incidental to any of the foregoing.

2.4

Limitation.  Unless the Members otherwise unanimously agree in writing, the Business of the Company shall be limited to the purposes described in Section 2.3, and nothing in this Agreement shall be construed to enlarge such purposes.  Prior to a Positive Final Investment Decision by both SUMITOMO and STRATHMORE, the Business of the Company shall be limited to Exploration within and at the Roca Honda Property, pursuit of the necessary Permits, and other activity necessary in order for the Conditions precedent to the Final Investment Decision to be satisfied.

2.5

Registered Agent; Offices.  The name of the Company’s registered agent in the State of Delaware is The Corporation Trust Company or such other person as the Manager may select in compliance with the Act from time to time.  The registered office of the Company in the State of Delaware shall be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 or at any other place within the State of Delaware at which The Corporation Trust Company shall maintain an office at which it acts as registered agent or such other office as the Members may unanimously agree.  The principal office of the Company shall be at 4001 Office Court, Suite 602, Santa Fe, New Mexico 87507, or any other location to which the Members may unanimously agree.

2.6

Conditions Precedent to Effective Date.  The effectiveness of this Agreement shall be conditioned upon execution and delivery hereof by the Members and the execution and delivery of a Parent Company Guaranty by each of Strathmore Minerals Corp., Sumitomo Corporation and Sumitomo Corporation of America, in the forms attached as Exhibit -1, Exhibit E-2 and Exhibit E-3, respectively.

2.7

Entry Fee.  Within 7 days after the capital contribution is made by STRATHMORE pursuant to Section 3.1(a), SCC shall make a payment of $765,000, and SNEH shall make payment of $135,000, to STRATHMORE or its parent company as an entry fee to this Project.

ARTICLE III
CONTRIBUTIONS BY MEMBERS

3.1

Members’ Contributions.

(a)

Within 30 days of the Effective Date, STRATHMORE shall: (i) contribute to the capital of the Company the Assets described in Exhibit  (other than the Permits described in Section 3.1(a)(ii) below), free and clear of all Liens and other Encumbrances other than Approved Title Exceptions; and (ii) contribute to the capital of the Company all Permits issued to any Person other than the Company to the extent applicable to the Properties and Operations thereon (including arranging for any required segregation and, to the extent applicable and allowed by Governmental Authorities,  transfer or reissuance of Permits to the Company solely as to the Roca Honda Property), provided that in the case of the minimum disturbance drilling permit issued to STRATHMORE by the State of New Mexico with respect to Section 16 of the Roca Honda Property, STRATHMORE shall use its best efforts to contribute and transfer such permit to the Company as soon as possible following the Effective Date.  In connection with such contribution by STRATHMORE, STRATHMORE shall (1) execute, deliver and acknowledge deeds, assignments and other conveyance documents (each in the form and substance acceptable to SUMITOMO); (2) pay all applicable real property transfer, documentary stamp and similar taxes, any recording charges and fees, as well as any real property or other taxes, rents, utilities and assessments and other charges applicable to the Properties and Operations thereon for the period up to the date of contribution (and complete all forms and returns required in connection therewith); (3) deliver to the Company an estoppel certificate (dated not more than 10 days prior to the date of such contribution) from each lessor or counterparty under each lease, mining claim and appurtenant interest set forth in Exhibit A (which estoppel certificate shall be in form and substance acceptable to SUMITOMO); (4) deliver to the Company an affidavit pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”); (5) deliver to the Company such affidavits, indemnities and information as a title insurance company selected by SUMITOMO shall require in order to insure the Company’s title to the Roca Honda Property in accordance with this Agreement; (6) if applicable, deliver to the Company a non-disturbance and a recognition agreement from each holder of a superior estate in the Roca Honda Property (which agreement shall be in form and substance acceptable to SUMITOMO); and (7) deliver to the Company a consent (including, without limitation, the consents specified in Exhibit A-1) to such contribution from each party having a right to consent (or which failure to consent would constitute a default) under each lease, mining claim and appurtenant interest set forth in Exhibit A (which consent shall be in form and substance acceptable to SUMITOMO).  Such documents required pursuant to clauses (1) through (7) above, as finalized and mutually agreed by the Members, are hereinafter referred to collectively as the “Roca Honda Property Conveyance Documents”.  For clarity, SUMITOMO’s respective Ownership Interests shall not be diluted as a result of the capital contribution made by STRATHMORE pursuant to this Section 3.1(a).

If STRATHMORE shall fail to convey the Assets to the Company as and when required hereunder, in addition to any other remedy of the Company or SUMITOMO available hereunder, at Law or in equity, SUMITOMO shall have the right to equitable relief in the form of specific performance (or any similar equitable remedy) to require STRATHMORE to convey such Assets.  STRATHMORE acknowledges that the Assets are unique and that monetary damages for the failure of STRATHMORE to convey such Assets shall not be an adequate remedy and STRATHMORE hereby waives, to the maximum extent permitted by applicable Law, and agrees not to assert as a defense in any such action seeking equitable relief that money damages are a sufficient remedy.

Upon STRATHMORE’s contribution to the Company of the Assets, 150% of the Lump-sum Contribution (and, if applicable, the Additional Lump-sum Contribution) (the “STRATHMORE Initial Contribution Amount”) shall be credited to STRATHMORE’s Capital Account with the Company as of the date on which the amount of the Lump-Sum Contribution (and, if applicable, the Additional Lump-sum Contribution) is determined.

(b)

Prior to the Final Investment Decision, STRATHMORE and SUMITOMO each shall be obligated to contribute funds to the Company in proportion to their respective Ownership Interests pursuant to capital calls by the Manager based on an adopted Program and Budget for the undertaking and completion of the Feasibility Study and obtaining of all Permits, provided that, subject to the terms of this Agreement, such funds shall not exceed in the aggregate $27,215,000 as reflected in Exhibit H.

(c)

Following a Positive Final Investment Decision by both SUMITOMO and STRATHMORE, only SCC and SNEH shall actually contribute funds to the Company in proportion to their respective Ownership Interests pursuant to capital calls by the Manager based on an adopted Program and Budget, until the aggregate capital contributions made by SUMITOMO collectively following such Positive Final Investment Decision shall amount to the Lump-sum Contribution, which shall be credited to the respective capital accounts of SCC and SNEH with the Company in proportion to their respective contributions as of each date so contributed.  For clarity, STRATHMORE’s Ownership Interest shall not be diluted as a result of the Lump-sum Contribution paid by SUMITOMO.

(d)

Upon the construction and operation of the Regional Mill, at such time as the Company enters into a tolling agreement with the Regional Mill for the processing of the Company’s uranium ore, SCC and SNEH collectively shall contribute to the Company, in proportion to their respective Ownership Interests, an aggregate amount equal to the Additional Lump-sum Contribution, subject to the proviso and other terms in Section 3 of Exhibit G.

(e)

As soon as capital expenditures of the Company shall exceed the Lump-sum Contribution (and if applicable, the Additional Lump-sum Contribution) by SUMITOMO, each Member shall contribute funds to the Company based on adopted Programs and Budgets in proportion to their respective Ownership Interests.

3.2

Conditions to Final Investment Decision.  Each Member shall make a decision in its sole and absolute discretion concerning whether the Company should pursue Development of the Roca Honda Property pursuant to the terms and conditions of this Agreement (a “Final Investment Decision”) after the following conditions precedent (collectively, the “Conditions”) have been met through each Member’s receipt of: (i) a Feasibility Study with respect to the Project (including, without limitation, a life of mine plan (the “Life of Mine Plan”); (ii) sufficient evidence from the other Members that the other Members are capable of funding the Project as required by the terms of this Agreement; (iii) a Sales and Marketing Agreement; (iv) a finalized tolling agreement with an owner or operator of an uranium ore processing mill mutually agreed upon by the Members (the “Tolling Agreement”), pursuant to which Product resulting from the Company’s mining operations shall be processed; (v) such finalized Project Construction Contracts as reasonably could be expected to be entered into by the Company upon a Positive Final Investment Decision; (vi) all other finalized agreements (including a finalized management agreement to be entered into between the Manager and the Company) necessary for the Project; (vii) confirmation that STRATHMORE shall have complied with all covenants and agreements set forth in this Agreement; and (viii) sufficient evidence of receipt by the Company from the appropriate Governmental Authorities of all Permits required for all Company uranium mining operations, including all Permits required by the State of New Mexico.  All such Permits shall be applied for and obtained in the name of the Company.  The Members shall take, and cause their respective Affiliates to take, all such reasonable and lawful action as may be necessary or appropriate for the Conditions to be met.

3.3

Final Investment Decision.

(a)

If, within 45 days following satisfaction of all of the Conditions, each of SUMITOMO and STRATHMORE determines that the Company should pursue Development of the Roca Honda Property pursuant to the terms and conditions of this Agreement, each Member shall be deemed to have made a “Positive Final Investment Decision,” subject to the satisfaction of the items set forth in subsection (b) below, it being understood that if any of the items set forth in subsection (b) cannot be satisfied, SUMITOMO shall have the right to revoke in writing their Positive Final Investment Decision, such right to be exercised within 30 days after STRATHMORE gives notice that one or more such Conditions cannot be satisfied.

(b)

If a Positive Final Investment Decision is made by each of SUMITOMO and STRATHMORE, subject to the approval of the board of directors of each Member, then, on a date to be agreed by the Members (or, if not agreed, a date which is 30 days following the date of the Positive Final Investment Decision), the following shall occur (the “Closing”): (i) the Company shall enter into a Sales and Marketing Agreement with SCC or SCC’s parent company, as determined by SCC; (ii) the Company shall enter into the Tolling Agreement with the owner or operator of the uranium ore processing mill mutually agreed upon by the Members; (iii) SUMITOMO shall agree in writing to make the Lump-sum Contribution pursuant to the terms of Section 3.1(c); and (iv) the Manager shall execute and deliver the Project Construction Contracts and authorize the contractors thereunder to commence work.

(c)

Prior to a Positive Final Investment Decision by SUMITOMO, (i) SUMITOMO shall have the unilateral right in their sole discretion to withdraw from the Company by Notice to STRATHMORE of the effective date of such withdrawal, or (ii) the Members may unanimously agree to no longer pursue Development of the Roca Honda Property.  In either such event, SUMITOMO shall be deemed resigning Members and subject to Section 18.3(b).

3.4

Determination to Pursue Mill Construction.  Following a Positive Final Investment Decision, the Members may mutually determine that STRATHMORE shall contribute the Assets described in Exhibit A-2 (the “Mill Assets”) to the Company and that the Company shall construct and operate a uranium ore processing mill on the Mill Property.  STRATHMORE covenants that it shall maintain ownership of the Mill Property in fee simple and good and indefeasible title to the Mill Property free and clear of all Encumbrances except Approved Title Exceptions.

ARTICLE IV
CAPITAL ACCOUNTS AND ALLOCATIONS

4.1

Capital Accounts.

(a)

Establishment and Maintenance of Capital Accounts.  A separate Capital Account shall be established for each Member on the books of the Company reflecting such Member’s capital contributions to the Company.  Each Member’s Capital Account shall be: (i) increased by any additional capital contributions made by such Member to the Company pursuant to the terms of this Agreement and such Member’s share of Net Gain and other items of income and gain allocated to such Member pursuant to Section 4.2; (ii) decreased by such Member’s share of Net Loss and other items of loss, deduction and expense allocated to such Member pursuant to Section 4.2 and the aggregate amount of all Distributable Cash distributed to such Member; and (iii) maintained in all respects in accordance with section 704(b) of the Code and the Treasury Regulations issued thereunder.  Any references in this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be increased or decreased from time to time as set forth above.

(b)

Negative Capital Accounts.  Except as may be required by the Act or any other applicable Law, no Member shall be required to pay to the Company or the other Member any deficit or negative balance which may exist from time to time in such Member’s capital account.

(c)

Company Capital.  No Member shall be paid interest on any capital contribution to the Company or on such Member’s Capital Account, and no Member shall have any right (i) to demand the return of such Member’s capital contribution or any other distribution from the Company (whether upon resignation, withdrawal or otherwise), except upon dissolution of the Company pursuant to Article XVIII hereof, or (ii) to cause a partition of the Company’s assets.

(d)

Capital Account Adjustment.  If the Members so agree, upon the occurrence of an event described in Treas. Reg. § 1.704-1(b)(2)(iv)(f)(5), the Capital Accounts shall be restated in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(f) to reflect the manner in which unrealized income, gain, loss or deduction inherent in the assets of the Company (that has not been reflected in the Capital Accounts previously) would be allocated between the Members if there were a taxable disposition of such assets for their fair market values, as determined in accordance with Section 4.1(a).  For purposes of Section 4.1(a), a Member shall be treated as contributing the portion of the book value of any property that is credited to the Member’s Capital Account pursuant to the preceding sentence.

(e)

Accounting for Distribution in Kind.  For purposes of maintaining Capital Accounts when Company property is distributed in kind: (a) the Company shall treat such property as if it had been sold for its fair market value on the date of distribution; (b) any difference between such fair market value and the Company’s prior book value in such property for Capital Account purposes shall constitute Net Gain or Net Loss, as the case may be, for the Allocation Period ending on and including the date of such distribution and shall be allocated to the Capital Accounts of the Members pursuant to Section 4.2; and (c) each Member’s Capital Account shall be reduced by the fair market value of the property distributed to such Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code).

4.2

Allocations of Net Gains and Net Losses.

(a)

Except as otherwise provided in Section 4.2(b), Net Gains and Net Losses for each Fiscal Year (or other Allocation Period) shall be allocated in a manner such that the Capital Account of each Member, immediately after making such allocation, and after taking into account actual distributions made during, or with respect to, such Fiscal Year (or Allocation Period) is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Member pursuant to Section 18.4(b) if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their book value, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the book value of the assets securing such liability) and the net assets of the Company were distributed in accordance with Section 18.4(b) to the Members immediately after making such allocation.  Subject to the other provisions of this Article IV, an allocation to a Member of a share of Net Gain or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Gain or Net Loss.  As used herein, references to “book value” are references to, in the case of Book Property, the value of such Book Property as set forth in the books of the Company, in accordance with the principles of Treasury Regulations Section 1.704-1(b)(2)(iv)(g) and, in the case of property other than Book Property, the adjusted tax basis of such property.

(b)

Prior to the making of any allocation under Section 4.2(a), the following allocations shall be made in the following order:

(i)

Any non-recourse deduction (within the meaning of Treasury Regulation Section 1.704-2(b)(1)) for an Allocation Period of the Company shall be allocated to the Members in accordance with their respective Capital Accounts at the beginning of such period.  If there is a net decrease in the Company’s minimum gain (as defined in Treasury Regulations Section 1.704-2(d)) during a Fiscal Year of the Company, then items of income and gain for such Fiscal Year (and, if necessary, for subsequent periods) shall be allocated to the Members in the manner and to the extent required by Treasury Regulations Section 1.704-2(f).  This clause is intended to constitute a “minimum gain chargeback” as provided by Treasury Regulations Section 1.704-2(f), and this clause shall be construed accordingly.

(ii)

Any partner nonrecourse deduction (within the meaning of Treasury Regulations Section 1.704-2(i)(2)) shall be allocated in the manner specified in Treasury Regulations Section 1.704-2(i)(1), and, subject to the exceptions set forth in Treasury Regulations Section 1.704-2(i)(4), if there is a net decrease in partner nonrecourse debt minimum gain (within the meaning of Treasury Regulations Sections 1.704-2(i)(2) and 1.704-2(i)(3)) during a Fiscal Year attributable to a partner nonrecourse debt (within the meaning of Treasury Regulations Section 1.704-2(b)(4)), then each Member with a share of partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of income and gain for such Fiscal Year (and, if necessary, for subsequent periods) in an amount equal to such Member’s share of the net decrease in partner nonrecourse debt minimum gain for such period attributable to such partner nonrecourse debt (which share of such net decrease shall be determined under Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(g)(2)).  This clause is intended to constitute a “chargeback of partner nonrecourse debt minimum gain” as provided by Treasury Regulations Section 1.704-2(i)(4), and this clause shall be construed accordingly.

(iii)

In the event that a Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain) shall be specially allocated to such Member in the manner required by Treasury Regulations Section 1.704-1(b)(2)(ii)(d) to eliminate, to the extent required by such regulation, the deficit in the Adjusted Capital Account of such Member as quickly as possible.  This clause is intended to constitute a “qualified income offset” as provided by Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and this clause shall be construed accordingly.

(iv)

If the allocation of any item of income, gain, deduction or loss under this Agreement (A) does not have substantial economic effect under Treasury Regulations Section 1.704-1(b)(2) and (B) is not in accordance with the Members’ interests in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3), then such item shall be reallocated in such manner as (1) either to have substantial economic effect or to be in accordance with the Members’ interests in the Company and (2) to result as nearly as possible in the respective balances of the Capital Accounts that would have been obtained if such item had instead been allocated under the provisions of this Agreement without giving effect to the provisions of this clause (iv).

(v)

If any amount is allocated pursuant to clause (i), (ii), (iii) or (iv) of this Section 4.2(b), then, notwithstanding anything to the contrary in this Agreement (but subject to the provisions of clauses (i), (ii), (iii) and (iv) of this Section 4.2(b)), income, gain, deduction and loss, or items thereof, thereafter shall be allocated in such manner and to such extent as may be necessary so that, after such allocation, the respective balances of the Capital Accounts as nearly as possible shall equal the balances that would have been obtained if the amount allocated pursuant to such clause (i), (ii), (iii) or (iv) and the amount allocated pursuant to this clause (v) instead had been allocated under the provisions of this Agreement without giving effect to the provisions of such clause (i), (ii), (iii) or (iv) or this clause (v).

4.3

Allocation of Taxable Income and Loss.

(a)

Except as otherwise provided in this Section 4.3, the taxable income or loss of the Company (and items thereof) for any Allocation Period shall be allocated among the Members in proportion to and in the same manner as Net Gain, Net Loss and separate items of income, gain, loss and deduction are allocated among the Members for Capital Account purposes pursuant to the provisions of Section 4.2.  Except as otherwise provided in this Section 4.3, the allocable share of a Member for tax purposes in each specified item of income, gain, deduction and loss of the Company comprising Net Gain, Net Loss or an item allocated pursuant to Section 4.2 shall be the same as such Member’s allocable share of Net Gain, Net Loss or the corresponding item for such Fiscal Period.

(b)

In accordance with Sections 704(b) and 704(c) of the Code and applicable Treasury Regulations, including Treasury Regulations Section 1.704-1(b)(4)(i), items of income, gain, deduction and loss with respect to any Book Property of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of the Book Property to the Company for federal income tax purposes and its book value.  In making allocations pursuant to this Section 4.3(b), Company shall apply the “remedial” method provided by Treasury Regulations Section 1.704-3(d).

(c)

To the extent of any recapture income resulting from the sale or other taxable disposition of assets of the Company, the amount of any gain from such disposition allocated to a Member (or a successor in interest) for federal income tax purposes pursuant to the above provisions shall be deemed to be recapture income to the extent that such Member has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as recapture income.

(d)

The items of income, gain, deduction and loss for tax purposes allocated to the Members pursuant to this Section 4.3 shall not be reflected in the Members’ Capital Accounts.

(e)

Pursuant to Treasury Regulations Section 1.752-3(a)(3), the Members hereby agree to allocate excess nonrecourse liabilities of the Company in accordance with their respective Ownership Interests.

4.4

Allocations to Transferred Interests.  Income, gains, losses, deductions and expenditures allocated to an Ownership Interest that is Transferred during a Fiscal Year shall be allocated to each Person who was the holder of such Ownership Interest during such Fiscal Year in a manner which takes into account the varying interests of the Members in the Company during such Fiscal Year, including by an allocation in proportion to the number of days that each such holder was recognized as the owner of such Ownership Interest during such Fiscal Year or by an interim closing of the books, or in any other manner permitted by Section 706 of the Code, as determined by the transferee and the transferor in their sole discretion; provided that any expenses incurred by the Company in allocating such items shall be borne by the transferee and the transferor.

ARTICLE V
DISTRIBUTIONS

5.1

General.  The Company shall make distributions to its Members as provided in this Article V; provided that the Company shall not make a distribution to any Member on account of such Member’s Ownership Interest if such distribution would violate Section 18-607 of the Act or other Law.

5.2

Distributions.  Until such time as a Positive Final Investment Decision is made by each Member, no distributions of Distributable Cash shall be made to Members.  Thereafter, and prior to and otherwise not in conjunction with the liquidation and dissolution of the Company, all Distributable Cash shall be distributed within 45 days after the end of each semiannual period (each, a “Distribution Period”) to the Members in accordance with Section 5.3.

5.3

Determination of Distributions.  The amount of Distributable Cash for any Distribution Period shall be determined as follows: (a) the Manager shall certify in writing to the Members at least 10 days prior to any distribution a calculation of the Distributable Cash for the relevant Distribution Period in sufficient detail for the accuracy of the same to be verified; and (b) any distribution of Distributable Cash shall be subject to Company Fiscal Year-end audit adjustments and shall be subject to increase or decrease as necessary so that the cumulative distributions shall be determined based on the annual audited financial statements of the Company with respect to such Fiscal Year.  All distributions to the Members pursuant to this Section 5.3 shall be divided among the Members in the following manner:

(a)

Except as provided in Section 5.3(b), distributions made pursuant to this Section 5.3 shall be made to the Members in accordance with their respective Ownership Interests.

(b)

Distributable Cash attributable to Excess Uranium Production in a Fiscal Year shall be distributed pursuant to the terms of Section 5 of Exhibit G.

5.4

Distributions Upon Dissolution.  Distributions upon dissolution of the Company shall be as provided in Article XVIII.

ARTICLE VI
INTERESTS OF MEMBERS

6.1

Initial Ownership Interests.  The Members shall have the following initial Ownership Interests as reflected in the attached Schedule of Members:

STRATHMORE

–

60%

SCC

–

34%

SNEH

–

  6%

SCC and SNEH shall act in common as if they were a single Member for purposes of Article VII and Article X.

6.2

Changes in Ownership Interests.  The Ownership Interests shall be eliminated or changed as follows: (a) upon Transfer of part or all of any Member’s Ownership Interest in accordance with this Agreement; or (b) upon acquisition by either STRATHMORE or SUMITOMO of part or all of the Ownership Interest of the other, however arising.

6.3

Admission of New Members.  Except in the event of a Transfer permitted pursuant to this Agreement, a new Member may be admitted only with the unanimous written approval of the Members.

6.4

Documentation of Adjustments to Ownership Interests.  Each Member’s Ownership Interest and related Capital Account balance shall be shown in the accounting records of the Company and any adjustments thereto shall be made monthly.  The Schedule of Members attached hereto shall be amended from time to time to reflect such changes.

ARTICLE VII
RELATIONSHIP OF THE MEMBERS

7.1

Limitation on Authority of Members.  No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member.  This Section  supersedes any authority granted to the Members pursuant to the Act.  Any Member that takes any action or binds the Company in violation of this Section  shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

7.2

Federal Tax Elections and Allocations.  The Company shall be treated as a partnership for federal income tax purposes, and no Member shall take any action to alter such treatment.  In addition, the Company shall make the following elections for purposes of all partnership income tax returns: (i) to use the accrual method of accounting; (ii) pursuant to the provisions at Section 706(b)(1) of the Code, to use as its taxable year the year ending December 31, and in connection therewith, STRATHMORE represents that its taxable year is the year ending December 31, SCC represents that its taxable year is the year ending December 31, and SNEH represents that its taxable year is the year ending December 31; (iii) unless the Members unanimously agree otherwise, to deduct currently all development expenses to the extent possible under Section 616 of the Code; (iv) unless the Members unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable Assets using the maximum accelerated tax depreciation method and the shortest life permissible or, at the election of the Manager, using the units of production method of depreciation; (v) to treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by Law; (vi) to adjust the basis of property of the Company under Section 754 of the Code at the request of any Member; (vii) to amortize over the shortest permissible period all organizational expenditures and business start-up expenses under Sections 195 and 709 of the Code; (viii) unless the Members unanimously agree otherwise, to deduct currently to the extent possible reclamation expenses and closing costs under Section 468 of the Code; (ix) unless the Members unanimously agree otherwise, to deduct currently to the extent possible environmental remediation expenses, if applicable, under Section 198 of the Code; and (x) to not have Section 6231(a)(1)(B)(i) of the Code apply.

7.3

State Income Tax.  To the extent permissible under applicable Law, the relationship of the Members shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes.

7.4

Tax Returns.  An accounting firm mutually agreed upon by the Members shall be selected to prepare and file the tax returns required to be filed by or with respect to the Company.  At least 60 days prior to the due date for any U.S. federal income tax return, or material state income tax return, filed on behalf of the Company, including extensions, the Manager shall provide SUMITOMO with a draft of such tax return, along with related workpapers and, upon request, access to personnel so as to enable SUMITOMO to understand such draft tax return.  The consent of SUMITOMO is required for the filing of any U.S. federal income tax return, and any material state income tax return, including any amendments to any such tax returns.

7.5

Other Business Opportunities.  Except as to (i) activities or operations concerning the Assets, (ii) any separate agreement among the Members and/or their respective Affiliates, (iii) activities and operations within the Area of Interest or (iv) activities and operations that are subject to STRATHMORE’s obligations in Article XV, each Member shall have the right to engage in and receive full benefits from any independent business activities or operations, whether or not competitive with the Company, without consulting with, or obligation to, the other Members or the Company.  The doctrines of “corporate opportunity” or “business opportunity” shall not be applied to the Business or to any other activity or operation of any Member.  No Member shall have any obligation to the Company or any other Member with respect to any opportunity to acquire any interest in any property outside the Area of Interest at any time (except as to opportunities that are subject to STRATHMORE’s obligations in Article XV) or within the Area of Interest after the dissolution of the Company.  With respect to the Area of Interest, if either STRATHMORE or SUMITOMO wishes to acquire any interest in any property within the Area of Interest (an “Acquisition”), it shall allow the other Member the opportunity to consider for a period of 180 days whether the Acquisition should be pursued by the Company rather than by the other Member.  If during such 180 day period the Member who brought the Acquisition to the attention of the other Member believes that it is necessary to consummate the Acquisition on its own in order that such opportunity not be lost to a third party, it may do so, provided that it shall hold the property that was the subject of the Acquisition for the benefit of the Company until such time as the other Member determines (within the aforesaid 180 day period) whether such property should be conveyed to the Company.  If the other Member so decides that such property should be conveyed to the Company, the Member having acquired such property shall convey the same to the Company, provided that the Company shall reimburse such Member for its costs of acquiring the property and carrying cost to hold such property until the same is conveyed to the Company.

7.6

Waiver of Rights to Partition or Other Division of Assets.  The Members hereby waive and release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such rights provided by Law.

7.7

Bankruptcy of a Member or Parent.  A Member shall cease to have any power as a Member or Manager or any voting rights or rights of approval hereunder upon the occurrence of an Insolvency Event with respect to such Member, and its successor, upon the occurrence of any such event, shall have only the rights, powers and privileges of a transferee enumerated in Section 9.2, and shall be liable for all obligations of the Member under this Agreement.  In no event, however, shall a personal representative or successor become a substitute Member unless the requirements of Section 9.2 are satisfied.  Any Insolvency Event with respect to any direct or indirect parent company of the Manager shall not affect the Manager’s rights hereunder; provided that if such parent becomes subject to an Insolvency Event which materially impairs the ability of the Manager to perform its obligations hereunder or results in withdrawal of any material Permit or any additional condition being placed on any Permit which materially adversely affects the ability of the Company to conduct Operations at either of the Properties, the non-Manager Members shall have the right to replace the Manager in accordance with Section 11.5.

7.8

No Certificate.  The Company shall not issue certificates representing Ownership Interests in the Company.

7.9

Limitation of Liability.  The Members shall not be required to make any contribution to the capital of the Company except as otherwise expressly provided in this Agreement, nor shall the Members in their capacity as Members or Manager be bound by, or liable for, any debt, liability or obligation of the Company whether arising in contract, tort or otherwise, except as expressly provided by this Agreement.  The Members shall be under no obligation to restore a deficit Capital Account upon the dissolution of the Company or the liquidation of any of their Ownership Interests.

7.10

Indemnities.  The Company may, and shall have the power to, indemnify and hold harmless any Member or Manager or other Person from and against any and all claims and demands whatsoever arising from or related to the Business, the Company or a Member’s membership in the Company.

7.11

No Third Party Beneficiary Rights.  This Agreement shall be construed to benefit the Members and their respective successors and assigns only, and shall not be construed to create third party beneficiary rights in any other Person.

7.12

Meetings of Members.  Meetings of the Members for such purposes as are required by the Act or otherwise authorized by this Agreement shall be held as follows:

(a)

Annual Meetings.  An annual meeting of the Members shall be held each year at such location as the Members mutually agree upon, within 90 days after the close of the immediately preceding Fiscal Year of the Company for the purpose of conducting such proper business as may come before the meeting.  The date, time and place of the annual meeting shall be as set forth in Section  for the Management Committee.

(b)

Special Meetings.  Special meetings of Members may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof.  Such meetings may be called at any time by any Member or by the Manager.  Such meetings will occur at such location as the Members mutually agree upon.

(c)

Consecutive/Concurrent Meeting.  Any meeting of the Members may be held concurrently as part of a Management Committee meeting or consecutively with the Management Committee meeting, provided each Member is duly represented in accordance with the Act or this Agreement (which representative may also be the Member’s designated voting representative on the Management Committee).  An action that may be taken by the Management Committee may also be taken by the Members at a duly called meeting of the Members.

(d)

Notice.  Whenever Members are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each Member entitled to vote at such meeting not less than 30 nor more than 60 days before the date of the meeting.  Attendance of a Member at a meeting shall constitute a waiver of notice of such meeting, except when the Member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Each Member shall appoint a designated representative for that Member’s interest in the same manner as is provided in Section .  An agenda for such meeting shall be provided by the Manager or the Member calling the meeting, as the case may be, at least 30 days prior to the scheduled meeting and any documents, budgets or other written matter to be approved at such meeting shall be provided a reasonable time in advance of such meeting to permit advance review.

(e)

Quorum.  A quorum for a meeting of the Members shall require the presence of a representative from each Member, provided that if a Member fails to attend two consecutive properly called meetings, then a quorum shall exist at the second meeting if the other Member is duly represented, and a vote of such Member shall be considered the vote required for the purposes of the conduct of all business properly noticed, even if such vote would otherwise require unanimity.

(f)

Vote Required.  When a quorum is present, the affirmative vote of the Members holding a majority of the Ownership Interests present in person or represented by proxy at a duly called meeting and entitled to vote on the subject matter shall be the act of the Members unless the question is one upon which by the provisions of the Act or of this Agreement a different vote is required, in which case such provision shall govern and control the decision of such question.  Notwithstanding the foregoing, no action for which a unanimous vote of the Management Committee is required by Section  shall be effective as an action of the Members unless there is a unanimous vote for such matter at the Member meeting.  In addition to the matters listed in Section , amendment of this Agreement shall require unanimous vote of the Members except as contemplated by the last sentence of Section 6.4.

(g)

Proxies.  Each Member entitled to vote at a meeting of Members or to express consent or dissent to any action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon (i) after 90 days from its date or (ii) in any meeting other than a single meeting specified in such proxy.  At each meeting of Members, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the Manager, acting as Secretary, or a person designated by the Secretary, and no Ownership Interest may be represented or voted under a proxy that has been found to be invalid or irregular.

(h)

Action by Written Consent.  Any action required to be taken at any annual or special meeting of Members, or any action that may be taken at any annual or special meeting of such Members, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken and the date of signature of such consent, shall be signed by Members holding not less than the minimum Ownership Interest that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to the Manager or the agent of the Company having custody of the book or books in which proceedings of meetings of the Members are recorded.  If action is so taken without a meeting by less than unanimous written consent of the Members, a copy of such written consent shall be delivered promptly to all Members who have not consented in writing.  Any action taken pursuant to such written consent or consents of the Members shall have the same force and effect as if taken by the Members at a meeting of the Members.

(i)

Audio/Video Conferences.  In lieu of meetings in person, any meeting of the Members may be conducted by telephone or video conference in the manner described in Section .  Any action taken in such a conference call shall be deemed action taken at a meeting of the Members.

(j)

Record Dates.  For purposes of determining the Members entitled to notice of or to vote at a meeting of Members, the Manager may set a record date, which shall not be less than two nor more than 60 days before (a) the date of the meeting or (b) in the event that approvals are sought without a meeting, the date by which Members are requested in writing by the Manager on behalf of the Members to give such approvals.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

8.1

Representations and Warranties of the Members.  As of the Effective Date, each Member represents and warrants to the others that:

(a)

it is a corporation or, in the case of SNEH, a limited liability company, duly organized and in good standing in its jurisdiction of incorporation and is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

(b)

it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate, board of directors, shareholder, surface and mineral rights owner, lessor, lessee and other actions and consents required to authorize it to enter into and perform this Agreement have been properly taken or obtained; provided that the parties acknowledge that Strathmore Minerals Corp., a Canadian public company, is required to obtain TSX Venture Exchange approval in connection with the transactions contemplated herein and that STRATHMORE will undertake on behalf of itself and its Affiliates to comply with the applicable TSX Venture Exchange policies necessary to obtain such consent forthwith upon the execution of this Agreement;

(c)

it will not breach any other agreement or arrangement by entering into or performing this Agreement;

(d)

it is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of Operations under this Agreement;

(e)

this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law;

(f)

it dealt with no broker, finder or similar Person in connection with the transactions contemplated by this Agreement; and

(g)

it has the economic resources necessary to perform its obligations hereunder.

8.2

Representations and Warranties of STRATHMORE.  As of the Effective Date, STRATHMORE makes, and as of the date on which it contributes Assets to the Company pursuant to Section 3.1(a) and Section 3.4, respectively, STRATHMORE shall be deemed to have made, the following representations and warranties to SUMITOMO:

(a)

With respect to those Properties STRATHMORE owns in fee simple (as specified in Exhibit A and Exhibit A-2, respectively), if any, STRATHMORE is in exclusive possession of and owns good and indefeasible title to such Properties free and clear of all Encumbrances except Approved Title Exceptions.

(b)

With respect to those Properties in which STRATHMORE holds an interest under leases or other contracts (as specified in Exhibit A and Exhibit A-2, respectively): (i) STRATHMORE is in exclusive possession of, and is the tenant of, such Properties; (ii) STRATHMORE has not received, nor given, any notice of default of any of the terms or provisions of such leases or other contracts; (iii) STRATHMORE has the authority under such leases or other contracts to perform fully its obligations under this Agreement  and such performance does not result in an adverse liability, or adversely affect a right, under the same; (iv) such leases and other contracts are enforceable, valid, in good standing and in full force and effect; (v) STRATHMORE has no knowledge of any act or omission or any condition on the Properties which could be considered or construed as a default under any such leases or other contracts; (vi) such Properties are free and clear of all Encumbrances; (vii) no party under any such lease or other contract has exercised any right to (1) cancel such lease or other contract, (2) lease or take additional premises, (3) reduce or relocate the affected premises or (4) purchase any property; (viii) there are no material disputes under any such lease or other contract; (ix) each such lease and other contract was negotiated at arm’s length and no party thereto was affiliated with the other party thereto; and (x) all such leases and other contracts are in writing.  Uranium production from mining claims in Section 9-13 N-8W (a total of 36 claims) is subject to a non-participating royalty of one percent to the estate of Melvin E. Richards, et al.  The rights and obligations associated with this royalty are fully described in the Settlement Agreement and Release dated June 6, 1983 and identified in the United States District Court for the District of New Mexico as NO. CIV 78-722C.

(c)

STRATHMORE has delivered to or made available for inspection by SUMITOMO all Existing Data in its possession or control, and true and correct copies of all leases and other contracts relating to the Properties.  Each such lease and contract is the sole and exclusive agreement between the applicable lessor or lessee with respect to the subject matter thereof.

(d)

With respect to unpatented mining claims and mill sites located by STRATHMORE that are included within and at the Properties (as specified in Exhibit A and Exhibit A-2, respectively), except as provided in Paragraph 1.1 of Exhibit A and Exhibit A-2, respectively and subject to the paramount title of the United States: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner consistent with that required of the Manager pursuant to Section 11.2(l) through the assessment year ending September 1, 2006; (v) all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vi) the claims are free and clear of Encumbrances; and (vii) STRATHMORE has no knowledge of conflicting mining claims.  Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a valuable mineral deposit.

(e)

With respect to unpatented mining claims and mill sites not located by STRATHMORE but which are included within and at the Properties (as specified in Exhibit A and Exhibit A-2, respectively), except as provided in Paragraph 1.1 of Exhibit A and Exhibit A-2, respectively and subject to the paramount title of the United States: (i) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner consistent with that required of the Manager pursuant to Section 11.2(l) through the assessment year ending September 1, 2006; (ii) all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recoded or filed with appropriate governmental agencies; (iii) the claims are free and clear of Encumbrances; and (iv) STRATHMORE has no knowledge of conflicting mining claims.  Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a valuable discovery of minerals.

(f)

With respect to the Properties, there are no pending or, to STRATHMORE’s knowledge, threatened actions, suits, claims or proceedings, and there have been no previous transactions affecting its interests in Properties which have not been for fair consideration.

(g)

Except as to matters otherwise disclosed in writing to SUMITOMO prior to the Effective Date,

(i)

the conditions existing on or with respect to the Properties and its ownership and operation of the Properties are not in violation of any Laws (including without limitation any Environmental Laws), nor causing or permitting any damage (including Environmental Damage, as defined below, or resulting in any Environmental Liabilities) or impairment to the health, safety, or enjoyment of any person at or on the Properties or in the general vicinity of the Properties; and

(ii)

to STRATHMORE’s knowledge, there have been no past violations by it or by any of its predecessors in title of any Environmental Laws or other Law affecting or pertaining to the Properties, nor any past creation of damage or threatened damage to the air, soil, surface waters, groundwater, flora, fauna, or other natural resources on, about or in the general vicinity of the Properties (“Environmental Damage”).

(h)

None of the Properties are located in a “flood plain area” as identified in the Flood Disaster Protection Act of 1973, as amended.

(i)

The Properties cover whole real property tax lots and do not include any partial real property tax lots.

(j)

STRATHMORE has not received, nor given, any notice of default of any of the terms or provisions of the Approved Title Exceptions.

(k)

The Assets are in good operating condition and repair.

(l)

The Properties include (i) all rights necessary for the access to and from the fee interests, leased interests, mining claims, improvements and fixtures and appurtenant interests specified in Exhibit A and Exhibit A-2, respectively, (ii) all areas necessary or advisable to provide utilities, sewer, water, drainage, discharge and other similar services for the Business conducted or to be conducted at the Properties.

(m)

The Properties fulfill all zoning, building codes and other Laws without relying on property located outside of the exterior boundary of the Properties.

(n)

STRATHMORE has not transferred any development, water, timber, mineral, gas or similar rights applicable to any of the Properties.

Upon the contribution of the Assets by STRATHMORE to the Company, all representations and warranties in this Article VIII shall be deemed repeated as of such date of conveyance.

8.3

Representations and Warranties Regarding the Parent Guarantors.  STRATHMORE represents and warrants, with respect to Strathmore Minerals Corp., and SUMITOMO represents and warrants, with respect to Sumitomo Corporation and Sumitomo Corporation of America, respectively, that it is a duly organized and validly existing corporation in good standing in its jurisdiction of incorporation and has the power and authority to own its property and assets and to transact business in which it is engaged and presently proposes to engage.

ARTICLE IX
TRANSFER OF INTEREST; PREEMPTIVE AND CO-SALE RIGHTS

9.1

General.  A Member shall not have the right to Transfer to a third party its Ownership Interest, or any beneficial interest therein, except as provided in this Article IX.  Any purported or attempted Transfer not complying with this Article IX shall be void.  Notwithstanding the foregoing, nothing in this Agreement shall limit the ability of Strathmore Minerals Corp., a Canadian public company, from entering into or participating in a merger, acquisition, take-over, arrangement, amalgamation or other form of business combination that results in a change of control of such entity.

9.2

Limitations on Free Transferability.  Any Transfer by any Member under Section  shall be subject to the following limitations:

(a)

No Member shall Transfer any beneficial interest in the Company except in conjunction with the Transfer of part or all of its Ownership Interest and in an amount or percentage equal to such transferred Ownership Interest.

(b)

No transferee of all or any part of a Member’s Ownership Interest shall have the rights of a Member unless and until the transferring Member has provided to the other Members notice of the Transfer, and, except as provided in Subsections  and , the transferee, as of the effective date of the Transfer, has committed in writing to assume and be bound by this Agreement to the same extent as the transferring Member.

(c)

No Member shall make a Transfer that shall violate any Law, or result in the cancellation of any Permits, licenses or other similar authorization, unless the effect of such Transfer shall have been made known to the other Members and the other Members shall have consented thereto.  Without limiting the generality of the foregoing, no Member shall effect any Transfer that shall require approval by any Governmental Authority unless such approval shall have been obtained at such transferring Member’s sole cost and expense.

(d)

No Transfer permitted by this Article shall relieve the transferring Member of any liability of such transferring Member under this Agreement to the extent arising from and relating to periods before such Transfer.

(e)

Any Member that makes a Transfer that shall cause termination of the tax partnership established by Section  shall indemnify the other Members for, from and against any and all loss, cost, expense, damage, liability or claim therefore arising from the Transfer, including without limitation any increase in taxes, interest and penalties or decrease in credits caused by such termination and any tax on indemnification proceeds received by the indemnified Members.

(f)

In the event of a Transfer of less than all of an Ownership Interest, the transferring Member and its transferee shall act and be treated as one Member under this Agreement; provided that in order for such Transfer to be effective, the transferring Member and its transferee must first: (i) agree, as between themselves, that one of them is authorized to act as the sole agent (“Agent”) on their behalf with respect to all matters pertaining to this Agreement and the Company; and (ii) notify the other Members of the designation of the Agent, and in such notice warrant and represent to the other Members that: (A) the Agent has the sole authority to act on behalf of, and to bind, the transferring Member and its transferee with respect to all matters pertaining to this Agreement and the Company; (B) the other Members may rely on all decisions of, notices and other communications from, and failures to respond by, the Agent, as if given (or not given) by the transferring Member and its transferee; and (C) all decisions of, notices and other communications from, and failures to respond by, the other Members to the Agent shall be deemed to have been given (or not given) to the transferring Member and its transferee.  The transferring Member and its transferee may change the Agent (but such replacement must be one of them) by giving notice to the other Members, which notice must conform to Section 9.2(f)(ii).

(g)

Without the unanimous consent of the Members, no Transfer consisting of the direct or indirect grant of an Encumbrance on an Ownership Interest of a Member shall be effected except that any Transfer consisting of the grant of an Encumbrance on an Ownership Interest shall be permitted to secure a loan or other indebtedness of a Member in a bona fide transaction in connection with such Member’s financing of payment or performance of such Member’s obligations under this Agreement, provided that such Transfer shall be subject to the terms of this Agreement and the rights and interests of the other Members hereunder.  Any such Encumbrance shall be further subject to the condition that the holder of such Encumbrance (“Chargee”) first enters into a written agreement with the other Members in form satisfactory to the other Members, acting reasonably, binding upon the Chargee, to the effect that:

(i)

The Chargee shall not enter into possession or institute any proceedings for foreclosure or partition of the encumbering Member’s Ownership Interest and that such Encumbrance shall be subject to the provisions of this Agreement;

(ii)

The Chargee’s remedies under the Encumbrance shall be limited to the sale of the whole (but only of the whole) of the encumbering Member’s Ownership Interest to the other Members, or, failing such a sale, at a public auction to be held at least 30 days after prior notice to the other Members, such sale to be subject to the purchaser entering into a written agreement with the other Members whereby such purchaser assumes all obligations of the encumbering Member under the terms of this Agreement.  The price of any preemptive sale to the other Member shall be the fair market value (as determined below) of the Ownership Interest securing the Encumbrance, and such preemptive sale shall occur within 60 days of the Chargee’s notice to the other Members of its intent to sell the encumbering Member’s Ownership Interest.  Failure of a sale to the other Members to close by the end of such period, unless failure is caused by the encumbering Member or by the Chargee, shall permit the Chargee to sell the encumbering Member’s Ownership Interest at a public sale.  Fair market value shall be determined by a qualified independent appraiser appointed by the non-encumbering Members.  If the encumbering Member conveys notice of objection to the person so appointed within 10 days after receiving notice thereof, then an independent and qualified appraiser shall be appointed by the joint action of the appraiser appointed by the non-encumbering Members and a qualified independent appraiser appointed by the encumbering Member; provided that if the encumbering Member fails to designate a qualified independent appraiser for such purpose within 10 days after giving notice of such objection, then the person originally designated by the non-encumbering Member shall serve as the appraiser; provided, further, that if the appraisers appointed by each of the Members fail to appoint a third qualified independent appraiser within 5 days after the appointment of the last of them, then an appraiser shall be appointed by a judge of a court of competent jurisdiction in the state in which the Assets are situated upon the application of any Member; and

(iii)

The charge shall be subordinate to any then-existing debt, including any Project Financing previously approved by the Management Committee, encumbering the transferring Member’s Ownership Interest.

(h)

Any Member may Transfer all of its Ownership Interest to an Affiliate, provided that any relevant Parent Guarantee remains in effect, the Affiliate assumes all of the transferor Member’s obligations hereunder and arrangements reasonably satisfactory to the non-transferring Members shall have been made to avoid any negative effect on any Permits.  Any Member may Transfer a portion of its Ownership Interest to an Affiliate, provided that any relevant Parent Guaranty remains in effect, the transferring Member shall be the agent for the transferee and both the transferor and transferee shall act in common as if they were a single Member for all purposes hereunder and such partial Transfer shall have been conducted in a manner to avoid any negative effect on any Permits.

(i)

No Transfer of an Ownership Interest shall be permitted to be made over an established securities market or in other circumstances which would cause the Company to be treated as a "publicly traded partnership" for United States federal income tax purposes.

9.3

Preemptive and Co-Sale Rights.  Any Transfer by any Member other than pursuant to Section 9.2(g) or Section 9.2(h) shall be subject to preemptive and co-sale rights of the other Members as provided in Exhibit .  Failure of a Member’s Affiliate to comply with this Section and Exhibit  shall be a breach by such Member of this Agreement.

ARTICLE X
MANAGEMENT COMMITTEE

10.1

Organization and Composition.  The Members hereby establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement.  The Management Committee initially shall consist of 3 representatives appointed by STRATHMORE and 2 representatives appointed by SUMITOMO.  Each of STRATHMORE and SUMITOMO may appoint one or more alternates to act in the absence of a regular representative.  Any alternate so acting shall be deemed an authorized representative of the appointing party.  Appointments by a Member shall be made or changed by notice to the other Members.  STRATHMORE shall designate one of its representatives to serve as the chair of the Management Committee.

10.2

Decisions Generally.  Each of SUMITOMO and STRATHMORE, acting through its appointed representatives in attendance at the meeting, shall have the votes on the Management Committee in proportion to its Ownership Interest.  Prior to each meeting of the Management Committee, each of SUMITOMO and STRATHMORE shall designate one of its representatives to cast such Member’s Ownership Interest on any matter coming before the Management Committee.  Unless otherwise provided in Section 10.3 or elsewhere in this Agreement, the vote of the Member with an Ownership Interest over 50% shall determine the decisions of the Management Committee.

10.3

Unanimous Decisions.  The following decisions shall require unanimous consent of the Management Committee:

(a)

subject to Article 12, approval of any Program and Budget or any material change in or variance from an approved Program and Budget;

(b)

change to the Life of Mine Plan;

(c)

appointment or dismissal of the Company manager having overall responsibility for operational matters;

(d)

any fundamental change in the Project, such as but not limited to abandonment of the Project, or a change in capital equipment and expenditures of more than 10% from those in the Program and Budget;

(e)

incurring or committing to incur any expenditure more than 10% in excess of the total amount of operating expenditure or capital expenditure in excess of $1,000,000 or total amount of capital expenditure provided for in any approved Budget (including any contingency component of such Budget);

(f)

incurring any Indebtedness by the Company, except Permitted Indebtedness or indebtedness less than $500,000 in the aggregate at any one time;

(g)

granting or permitting to exist any Lien or other Encumbrance on any of the Assets, except Permitted Liens;

(h)

canceling any Permit or transferring any Permit held by the Company to a third party;

(i)

entering into any derivatives, swap or hedging transaction with respect to interest rates, commodities, currency or any other matter;

(j)

any decision to acquire, sell, transfer, assign, relinquish or surrender any Assets;

(k)

any decision to cease Operations for more than 30 days or to expand or reduce the stated capacity of any facilities by 10% or more, or equipping additional facilities;

(l)

entering into, materially modifying, terminating or accepting the cancellation of any sales, toll milling or similar contract for Products;

(m)

entering into any agreement not expressly provided in a Program which includes commitments in excess of $500,000, provided that after a Positive Final Investment Decision all Members shall agree to review the amount of $500,000 in this Section 10.3(m);

(n)

entering into (i) Project Construction Contracts, or (ii) any contract or group of contracts with a single vendor for construction or procurement related to the Development in an aggregate amount in excess of $1,000,000;

(o)

entering into any contract with, making any payment to or otherwise engaging in any transaction with an Affiliate of the Manager or any Member (except for payments expressly permitted herein);

(p)

making any distribution to Members;

(q)

creation or acquisition of any subsidiaries of the Company;

(r)

except as contemplated in this Agreement, winding up, liquidating or disposing of substantially all of the assets of the Company;

(s)

merging or consolidating of the Company into any other entity, whether or not the Company is the surviving entity;

(t)

changing the name of the Company;

(u)

making any investment other than pursuant to a Program and the investment of funds of the Company in Cash Equivalents;

(v)

retaining, replacing or terminating the independent auditors of the Company;

(w)

changing the Fiscal Year;

(x)

opening a bank account;

(y)

except to the extent included in an approved Program and Budget, making any extension of credit in excess of $50,000 in the aggregate outstanding at any one time that would constitute Indebtedness on the part of the Person to which such credit is extended;

(z)

commencing any litigation in which the Company is the claimant or plaintiff;

(aa)

settling any litigation or administrative proceeding (i) not covered by insurance for an amount in excess of $250,000 to any one party or an aggregate of $500,000 for all claims arising from a single occurrence, or (ii) involving relinquishment of any Permit;

(bb)

causing any Insolvency Event to occur with respect to the Company;

(cc)

settling any insurance claim in excess of $500,000;

(dd)

any delegation or subcontracting of material responsibilities of the Manager, except as set forth in an approved Program;

(ee)

any action or omission with respect to taxes that would have a materially disproportionate effect on any Member;

(ff)

applying for or obtaining any Permit in the name of any Person other than the Company;

(gg)

approval of annual financial accounts, including without limitation capital accounts; and

(hh)

any decision on any matter which the Management Committee may from time to time, by unanimous vote at such meeting, resolve will only be done or authorized by such a unanimous vote.

10.4

Meetings.

(a)

The Management Committee shall hold regular meetings at least quarterly.  The place of such meetings shall be at such location as the Members mutually agree upon.  The Manager shall give 30 days’ notice to the Members of all meetings.  Additionally, any Member may call a special meeting upon at least 30 days’ notice to the other Members.  In case of an emergency, reasonable notice of an emergency meeting of the Management Committee shall suffice.  There shall be a quorum if at least one representative of each of SUMITOMO and STRATHMORE is present; provided that if a Member fails to attend two consecutive properly called meetings, then a quorum shall exist at the second meeting if the other Member is represented by at least one appointed representative, and a vote of such Member shall be considered the vote required for the purposes of the conduct of all business properly noticed even if such vote would otherwise require unanimity; provided, further, that in no event shall this Agreement be amended without the written consent of both Members except as contemplated by the last sentence of Section 6.4.

(b)

Each notice of a meeting shall include an itemized agenda prepared by the Manager in the case of a regular meeting or by the Member calling the meeting in the case of a special meeting, but any matters may be considered if any Member adds the matter to the agenda at least 30 days before the meeting or with the consent of the other Members.  The Manager shall prepare written resolutions documenting any decisions requiring a vote of the Management Committee and shall distribute such resolutions to the other Members within 15 days after the meeting.  Any Member may electronically record the proceedings of a meeting with the consent of the other Members.  The other Members shall sign and return or object to the resolutions prepared by the Manager within 15 days after receipt, and failure to do either shall be deemed acceptance of the minutes or resolutions as prepared by the Manager.  The minutes and resolutions, when signed or deemed accepted by all Members, shall be the official record of the decisions made by the Management Committee.  Decisions made at a Management Committee meeting shall be implemented in accordance with adopted Programs and Budgets.  If a Member timely objects to minutes proposed by the Manager, the members of the Management Committee shall seek, for a period not to exceed 30 days from receipt by the Manager of notice of the objections, to agree upon minutes acceptable to all Members.  If the Management Committee does not reach agreement on the minutes of the meeting within such 30 day period, the minutes of the meeting as prepared by the Manager together with the other Members’ proposed changes shall collectively constitute the record of the meeting.  If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be charged to the Business Account.  All other costs shall be paid by the Members individually.

10.5

Action Without Meeting in Person.  In lieu of meetings in person, the Management Committee may conduct meetings by telephone or video conference, so long as minutes of such meetings are prepared in accordance with Section .  The Management Committee may also take actions in writing signed by representatives on the Management Committee representing the Ownership Interest required to approve such action.

10.6

Matters Requiring Approval.  Except as delegated to the Manager in Section  or undertaken at a separate meeting of the Members pursuant to Section , the Management Committee shall have exclusive authority to determine all matters related to overall policies, objectives, procedures, methods and actions under this Agreement.

ARTICLE XI
MANAGER

11.1

Appointment.  The Manager shall be elected by unanimous vote of the Members, except as provided in Section .  The Members hereby unanimously elect STRATHMORE as the initial Manager with overall management responsibility for Operations.  STRATHMORE hereby agrees to serve as the Manager pursuant to the terms of this Agreement.  STRATHMORE shall be the Manager until it resigns or is removed in accordance with this Agreement.

11.2

Powers and Duties of Manager.  Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties, which shall be discharged in accordance with all applicable Programs and Budgets; provided that the Manager shall not take any action requiring unanimous consent of the Management Committee unless such consent has been obtained:

(a)

The Manager shall manage, direct and control Operations, and shall prepare and present to the Management Committee proposed Programs and Budgets as provided in Article XII.

(b)

The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement, including an explanation of the cause of such insufficiency.

(c)

The Manager shall keep the Assets free and clear of all Liens and other Encumbrances, except for Permitted Liens.

(d)

The Manager shall conduct such title examinations of the Properties and cure such title defects pertaining to the Properties as may be advisable in its reasonable judgment.

(e)

The Manager shall: (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets; (ii) make all payments required under any debt borrowed by the Company, including any payments into reserve accounts required thereunder; (iii) pay all taxes, assessments and like charges on Operations and Assets; provided that neither the Manager nor the Company shall have any liability or obligation to pay or reimburse any Member for taxes incurred by such Member as a result of allocations of income and gain from the Company to such Member, and shall otherwise promptly pay and discharge expenses incurred in Operations; provided that if authorized by the Management Committee, the Manager shall have the right to contest (in the courts or otherwise) the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iv) do all other acts reasonably necessary to maintain the Assets.

(f)

The Manager shall pursue all Permits required for Development and Mining Operations and, if the Members mutually determine pursuant to Section 3.4 that the Mill Property be contributed to the Company, Milling Operations, which shall be issued in the name of the Company unless otherwise agreed by unanimous consent of the Management Committee, and the Manager shall advise all members of the Management Committee on a regular basis of the progress towards obtaining Permit Approval.

(g)

The Manager shall: (i) comply with all Laws; (ii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iii) prepare and file all reports or notices required by any agreement or by any Governmental Authority for or as a result of Development or Operations.  The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager’s compliance with its standard of care under Section .  In the event of any such violation, the Manager shall timely cure or dispose of such violation on behalf of all Members through performance, payment of fines and penalties, or both, and the cost thereof shall be charged to the Business Account.

(h)

The Manager shall prosecute and defend, but shall not initiate without the unanimous consent of the Management Committee, all litigation or administrative proceedings arising out of Operations.

(i)

The Manager shall obtain insurance for the benefit of the Company as provided in Exhibit  or as may otherwise be determined from time to time by the Management Committee.

(j)

The Manager shall not acquire, sell, transfer, assign, relinquish or surrender any Assets without prior unanimous consent of the Management Committee.

(k)

The Manager shall have the right, without unanimous written consent of the Management Committee, to carry out its responsibilities hereunder through agents, Affiliates or independent contractors; provided that (i) such responsibilities are not material (or, if material, are covered by a Budget unanimously approved by the Management Committee which clearly contemplates such delegation or subcontracting), (ii) such agent, Affiliate or contractor is qualified to perform the delegated or sub-contracted task, and (iii) no such delegation shall relieve Manager for responsibility for such delegated or sub-contracted task hereunder.

(l)

The Manager shall perform or cause to be performed all assessment and other work, and shall pay all Governmental Fees, required by Law in order to maintain the unpatented mining claims, mill sites and tunnel sites included within and at the Properties.  The Manager shall have the right to perform the assessment work required hereunder pursuant to a common plan of exploration and continued actual occupancy of such claims and sites shall not be required.  The Manager shall not be liable on account of any determination by any court or governmental agency that the work performed by the Manager does not constitute the required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the claims, provided that the work done is pursuant to an adopted Program and Budget and is performed in accordance with the Manager’s standard of care under Section 11.3.  The Manager shall timely record with the appropriate county and file with the appropriate United States agency any required affidavits, notices of intent to hold and other documents in proper form attesting to the payment of Governmental Fees, the performance of assessment work or intent to hold the claims and sites, in each case in sufficient detail to reflect compliance with the requirements applicable to each claim and site.  The Manager shall not be liable on account of any determination by any court or governmental agency that any such document submitted by the Manager does not comply with applicable requirements, provided that such document is prepared and recorded or filed in accordance with the Manager’s standard of care under Section 11.3.

(m)

If authorized by unanimous consent of the Management Committee, the Manager may: (i) locate, amend or relocate any unpatented mining claim or mill site or tunnel site, (ii) locate any fractions resulting from such amendment or relocation, (iii) apply for patents or mining leases or other forms of mineral tenure for any such unpatented claims or sites, (iv) abandon any unpatented mining claims for the purpose of locating mill sites or otherwise acquiring from the United States rights to the ground covered thereby, (v) abandon any unpatented mill sites for the purpose of locating mining claims or otherwise acquiring from the United States rights to the ground covered thereby, (vi) exchange with or convey to the United States any of the Properties for the purpose of acquiring rights to the ground covered thereby or other adjacent ground, and (vii) convert any unpatented claims or mill sites into one or more leases or other forms of mineral tenure pursuant to any Law hereafter enacted.

(n)

The Manager shall keep and maintain all required accounting and financial records pursuant to the procedures described in Exhibit  and in accordance with customary cost accounting practices in the mining industry, and shall ensure appropriate separation of accounts unless otherwise agreed by the Members.

(o)

Except as otherwise expressly provided to the contrary herein, the Manager shall keep and maintain all required records, make elections regarding tax matters, and prepare and file all federal and state tax returns or other required tax forms.  STRATHMORE shall be the Company’s “tax matters partner” pursuant to section 6231(a)(7) of the Code (the “Tax Matters Partner”).  The Tax Matters Partner is authorized to represent the Company before the Internal Revenue Service and any other governmental agency with jurisdiction; provided that (a) the Tax Matters Partner shall provide to SUMITOMO a timely summary of each oral and written communication from or to the Internal Revenue Service or any other taxing authority relating to any Company tax matter and shall promptly furnish to SUMITOMO a copy of any significant correspondence relating thereto, (b) the Tax Matters Partner shall promptly provide to SUMITOMO a detailed account of all stages of each administrative or judicial proceeding relating to Company tax matters and shall provide SUMITOMO with sufficient notice thereof to enable it to participate fully therein, and (c) the Tax Matters Partner shall not enter into any agreement with the Internal Revenue Service or any other taxing authority, or execute any consent, without the prior written approval of SUMITOMO.  Nothing in this Section  shall limit the ability of any Member to take any action in its individual capacity relating to Tax audit matters relating to the Company that is left to the determination of an individual Member under sections 6222 through 6232 of the Code or any similar state or local provision.

(p)

The Manager shall keep the Members advised of all Operations by submitting in writing to the representatives on the Management Committee monthly progress reports that include (i) statements of expenditures and comparisons of such expenditures to the adopted Budget; (ii)  progress reports concerning Exploration, Development, Mining and Milling Operations (including, at least quarterly, a report on production for the trailing quarter and a projection of production during the current quarter), as applicable; (iii) a detailed final report within 60 days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures; and (iv) such other information as any member of the Management Committee may reasonably request.  The Manager shall promptly notify the members of the Management Committee in the case of any material disruption of Development or Mining Operations.  Subject to Article XVII, at all reasonable times the Manager shall provide any representative of a Member upon the request of such Member’s representative on the Management Committee, access to, and the right to inspect and, at such Member’s cost and expense, any Business Information, to the extent preserved or kept by the Manager.  In addition, the Manager shall allow any non-managing Member, at the latter’s sole risk, cost and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as such non-managing Member does not unreasonably interfere with Operations.

(q)

The Manager shall prepare an Environmental Compliance plan for all Operations consistent with the requirements of any applicable Laws or contractual obligations and shall include in each Program and Budget sufficient funding to implement the Environmental Compliance plan and to satisfy the financial assurance requirements of any applicable Law or contractual obligation pertaining to Environmental Compliance.  To the extent practical, the Environmental Compliance plan shall incorporate concurrent reclamation of Properties disturbed by Operations.  Such Environmental Compliance plan shall include recommendations regarding reserves to fund Environmental Compliance with respect to the Properties after cessation of mining operations.

(r)

The Manager shall undertake to perform Continuing Obligations when and as reasonably necessary or appropriate, whether before or after termination of this Agreement and dissolution of the Company.  The Manager shall have the right to delegate performance of Continuing Obligations to persons having demonstrated skill and experience in relevant disciplines.  As part of each Program and Budget submittal, the Manager shall specify in such Program and Budget the measures to be taken for performance of Continuing Obligations and the cost of such measures.  The Manager shall keep the other Members reasonably informed about the Manager’s efforts to discharge Continuing Obligations.  Authorized representatives of each Member shall have the right from time to time to enter the Properties to inspect work directed toward satisfaction of Continuing Obligations and audit books, records and accounts related thereto.

(s)

Upon establishment by the Management Committee of reserves for the Environmental Compliance Fund (which reserves shall be in an amount sufficient to comply, or obtain letters of credit or surety bonds that comply, with applicable Law and in such additional amounts as the Management Committee may unanimously agree), the Manager shall establish a separate account and make periodic deposits of the Company’s funds into such account as required by the Environmental Compliance plan.  The funds that are to be deposited into the Environmental Compliance Fund shall be maintained by the Manager in a separate, interest bearing cash management account, which shall be invested in Cash Equivalents or, if unanimously approved by the Management Committee, in other investments.  Such funds shall be used solely for Environmental Compliance and Continuing Obligations, including the committing of such funds, interests in property, insurance or bond policies, or other security to satisfy Laws regarding financial assurance for the reclamation or restoration of the Properties, and for other Environmental Compliance requirements.  In furtherance of such use of the Environmental Compliance Fund, such amounts may be pledged to secure letters of credit or other financial sureties required as conditions of any Permit.

(t)

The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing, and to implement the policies, objectives, procedures, methods and actions determined by the Management Committee pursuant to Article X.

(u)

The Manager shall not at any time take any action that is outside the scope of the Business of the Company as stated and limited in Sections 2.3 and 2.4.

11.3

Standard of Care.  The Manager shall discharge its duties under Section 11.2 and conduct all Operations in a good, workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with all applicable Laws and with the terms and provisions of all leases, licenses, permits, contracts and other agreements pertaining to the Assets.  The Manager shall not be liable to the other Members for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager’s willful misconduct or gross negligence.  The Manager shall not be in default of any of its duties under Section  if its inability or failure to perform results from the failure of the other Members to perform acts or to contribute amounts required of them by this Agreement.

11.4

Resignation.  The Manager may resign upon not less than 12 months’ prior written notice to the other Members pursuant to Section 11.5.  The Manager shall be deemed to have resigned if the Manager has been removed by the other Members.  In the event of resignation by the Manager, either of the other Members may elect to become the new Manager by notice to the resigning Member within 90 days after such resignation.  If the other Members do not elect to become the new Manager, then such other Members shall have the right to appoint a non-Member Manager.  Resignation of the Manager shall not become effective until the later of (i) the date any Governmental Approvals required for either of the other Members or a non-Member Manager to act as Manager shall have been obtained and (ii) if a Force Majeure event shall have occurred and be continuing, the earlier of the end of such Force Majeure event and the date 6 months after the commencement of such Force Majeure event.  The resigning Manager shall reasonably cooperate in effecting a transition to a new Manager including, without limitation, by turning over all relevant books and records in an orderly and organized manner.

11.5

Removal.

(a)

The Manager may be removed by the non-Manager Members in the following circumstances: (i) the Manager becomes subject to an Insolvency Event; (ii) the Manager has committed a breach of the standard of care set forth in Section  or any other material obligation of Manager under this Agreement and, if such breach is curable, such breach remains uncured for a period of 30 days after Notice thereof by a Member; (iii) if the Manager fails to pay any award of any arbitral tribunal as a result of any breach described in clause (ii) above within 10 days of such award becoming final; or (iv) as provided in the final sentence of Section .

(b)

For purposes of Section , the following defaults shall not be deemed curable (and any arbitration shall not determine otherwise): (i) entry into any contract requiring unanimous consent under Section  that is binding on the Company unless such consent shall have been obtained; (ii) unauthorized sale or transfer of any material assets of the Company; (iii) unauthorized surrender of any material Permit or abandonment of any application for any material Permit; and (iv) any action constituting theft or conversion of assets of the Company.

(c)

Removal of the Manager shall not be the non-Manager Members’ exclusive remedy for a breach of the Manager’s obligations hereunder.  All other rights at Law or in equity are hereby reserved.

11.6

Reimbursement of Costs.  The Manager shall be entitled to reimbursement for its costs hereunder in accordance with Exhibit .

11.7

Transactions With Affiliates.  If the Manager engages Affiliates to provide services hereunder, it shall do so only with the unanimous consent of the Management Committee pursuant to Section 10.3(o) and on terms no less favorable than would be the case in arm’s-length transactions with unrelated parties.

11.8

Secondment of SUMITOMO Employees.  The Manager shall permit SUMITOMO to second employees from time to time, in their discretion, to the facilities of the Company or of the Manager utilized for Operations.  More detailed terms concerning the nature and duration of each seconded employee’s activity, responsibilities, training and other terms of secondment shall be agreed upon on a case-by-case basis.

ARTICLE XII
PROGRAMS AND BUDGETS; BUDGET DEADLOCK

12.1

Operations Pursuant to Programs and Budgets.  Except as expressly contemplated by this Agreement, all Operations shall be conducted, expenses shall be incurred and Assets shall be acquired only pursuant to adopted Programs and Budgets.  From and after the Closing, the Manager shall pursue the completion of the Development and the achievement of CPC.

12.2

Presentation of Programs and Budgets.  All proposed Programs and Budgets shall be prepared by the Manager for a period of one (1) calendar year or any other period as unanimously approved by the Management Committee, and shall be submitted to the Members for review and consideration.  All proposed Programs and Budgets shall be reviewed and adopted upon a unanimous vote of the Management Committee in accordance with Section 10.3.  Each Program and Budget so adopted by the Management Committee, regardless of length, shall be reviewed at least once a year at a meeting of the Management Committee.  During the period encompassed by any Program and Budget, and at least 3 months prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Management Committee for review and consideration.

12.3

Review and Adoption of Proposed Programs and Budgets.  Within 30 days after submission of a proposed Program and Budget, each Member shall submit in writing to the Management Committee: (a) notice that the Member approves any or all of the components of the proposed Program and Budget; or (b) modifications proposed by the Member to the components of the proposed Program and Budget; or (c) notice that the Member rejects any or all of the components of the proposed Program and Budget.  If a Member fails to give any of the foregoing responses within the allotted time, the failure shall be deemed to be a vote by the Member for adoption of the Manager’s proposed Program and Budget.  If a Member makes a timely submission to the Management Committee pursuant to Subsections 12.3(a), 12.3(b) or 12.3(c), then the Manager, working with such other Member, shall seek for a period of time not to exceed 60 days to develop a complete Program and Budget acceptable to all Members.  The Manager shall then call a Members’ meeting in accordance with Section  for purposes of reviewing and voting upon the proposed Program and Budget.

12.4

CPC.  Upon completion of the Development Program, and after (a) completion of all construction work related to the first mine(s) and plant facilities included in the Project, (b) completion of necessary tests ensuring safe and stable production have been completed, and (c) the Project has packaged its Product over a calendar month at a rate at least equal to one-twelfth of the first 12 months total budgeted production, the Manager shall declare commercial production commencement (“CPC”), and the Company shall be deemed to have placed the Project into commercial operation as of the date of such declaration (“CPC Date”).

12.5

Budget Overruns; Program Changes.  The Manager shall immediately notify the Management Committee of any material departure from an adopted Program and Budget.  If the Manager exceeds an adopted Budget (including any contingency line item therein) by more than 10% in the aggregate, then any such excess must be authorized or ratified by the unanimous consent of the Management Committee.  Absent such unanimous consent of the Management Committee, such excess shall be for the sole account of the Manager and shall not be included in the calculations of the Ownership Interests nor deemed a contribution under this Agreement.  Budget overruns below such threshold or otherwise approved or ratified by the Management Committee shall be borne by the Members in accordance with the Members’ respective Ownership Interests or as the Members otherwise agree.

12.6

Budget Deadlock.  If the Members fail to agree unanimously as to a Program and Budget (such failure hereinafter referred to as a “Deadlock”), the Members will endeavor to resolve the Deadlock through good-faith discussions and (i) during a Deadlock occurring prior to the Final Investment Decision, the Company shall be operated pursuant to a budget which is consistent with Exhibit H, and (ii) during a Deadlock occurring after a Positive Final Investment Decision, the Company shall be operated pursuant to a budget which is consistent with the Life of Mine Plan.

ARTICLE XIII
ACCOUNTS AND SETTLEMENTS

13.1

Financial Statements.

(a)

The Manager shall, no later than 15 calendar days after the end of each calendar month, submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Business Account during such month.

(b)

The Manager shall submit to the Management Committee quarterly unaudited financial statements, including an income statement, a balance sheet and a cash flow statement, no later than 30 calendar days after the end of each calendar quarter.

(c)

The Manager shall submit to the Management Committee annual audited financial statements, including an income statement, a balance sheet and a cash flow statement, no later than 60 days after the end of each Fiscal Year of the Company.

13.2

Capital Calls.  On the basis of each adopted Program and Budget, the Manager shall submit prior to the last day of each calendar quarter a billing for estimated cash requirements for the next calendar quarter to each Member.  Such statement shall state the total amount required and the amount required from each Member pursuant to its obligations under this Agreement.  Within 10 days after receipt of each billing, each Member shall advance its required share of such cash requirements.  The Manager shall record all funds received in the Business Account.  The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to 30 days.  All funds in excess of immediate cash requirements shall be invested by the Manager for the benefit of the Company in cash management accounts and investments in Cash Equivalents.

13.3

Failure to Meet Capital Calls.  A Member that fails to meet capital calls in the amount and at the times specified in Section  shall have committed a default upon receiving written notice of such failure and failing to cure such default within 30 days of receiving such notice, and the amounts of the defaulted capital call shall bear interest from the date due at an annual rate equal to four (4.0) percentage points over the LIBOR Rate, but in no event shall the rate of interest exceed the maximum permitted by Law.  The non-defaulting Members, in addition to other remedies they have, may require the Company to withhold from the defaulting Member any payments otherwise due the defaulting Member, whether through a distribution or any other payment (including payments due the Manager if it is the Manager that is in default), until such time as the amount withheld is sufficient to reimburse the Company for the failed capital call and the interest due on the defaulted amount.  In order to secure the foregoing right, the defaulting Member grants to the Company a Lien upon its right to distributions.

13.4

Cover Payment.  If a Member defaults in making a contribution or capital call required by an adopted Program and Budget, the non-defaulting Members may, but shall not be obligated to, advance to the Company some portion or the entire amount in default on behalf of the defaulting Member (a “Cover Payment”).  Each and every Cover Payment by a non-defaulting Member shall constitute a demand loan from such non-defaulting Member to the defaulting Member bearing interest from the date of the advance at the rate provided in Section .  If more than one Cover Payment is made, the Cover Payments shall be aggregated and the rights and remedies described herein pertaining to an individual Cover Payment shall apply to the aggregated Cover Payments.  The failure to repay such loan upon demand shall be a default.  The defaulting Member shall remain liable to the Company as provided in Section 13.3 for any deficiency in a capital call that is not covered by a Cover Payment.

13.5

Remedies.

(a)

Upon a default in making a capital call, followed by a Cover Payment made by a non-defaulting Member, such non-defaulting Member shall be entitled to receive all distributions otherwise attributable to the Ownership Interest of the defaulting Member until such time as such non-defaulting Member has recovered 100% of the amount paid by the non-defaulting Member as a Cover Payment, plus interest accrued thereon as provided in Section 13.4.  In order to secure the foregoing right, the defaulting Member grants to a non-defaulting Member making a Cover Payment a Lien upon its right to distributions.  In order to pursue any remedy for a default, such non-defaulting Member must give the defaulting Member 30 days prior notice and opportunity to cure such default.

(b)

At any time following a Positive Final Investment Decision, the non-defaulting Members may elect to have the defaulting Member’s Ownership Interest diluted (or eliminated) by a percentage equal to the liability amount owed by the defaulting Member as a result of uncured default, divided by its then-current capital account balance.  For purposes of this Section 13.5(b), the Ownership Interest of the non-defaulting Members shall be proportionately increased by the amount of the reduction in the Ownership Interest of the defaulting Member.  Dilution under this Section 13.5(b) shall be effective as of the date of the original default. The amount of any Cover Payment under Section 13.4 and interest thereon, or any interest accrued in accordance with Section 13.3, shall be deemed to be amounts contributed by the non-defaulting Member making such Cover Payment, and not as amounts contributed by the defaulting Member.  Whenever the Ownership Interests are recalculated pursuant to this Section 13.5(b), the capital accounts of all Members shall be adjusted to bear the same ratio to each other as their recalculated Ownership Interests, and the portion of capital account attributable to the reduced Ownership Interest of the defaulting Member shall be transferred proportionately to the other Members.

13.6

Audits.

(a)

Within 60 days after the end of each Fiscal Year, the Manager shall cause an audit to be completed by certified public accountants independent of the Manager.  The audit shall be conducted in accordance with generally accepted accounting standards, consistently applied, as in effect in the United States from time to time and shall cover all books and records maintained by the Manager pursuant to this Agreement, all Assets and Encumbrances, and all transactions and Operations conducted during such Fiscal Year, including production and inventory records and all costs for which the Manager or its Affiliates sought reimbursement under this Agreement, together with all other matters customarily included in such audits.  All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than 3 months after receipt of the audit report, unless any Member elects to conduct an independent audit pursuant to Subsection 13.6(b) which is ongoing at the end of such 3-month period, in which case such exceptions and claims may be made within the period provided in Subsection 13.6(b).  Failure to make any such exception or claim within such period shall mean the audit is deemed to be correct and binding upon the Members.  The cost of all audits under this Subsection shall be charged to the Business Account.

(b)

Notwithstanding the annual audit conducted by certified public accountants selected by the Manager, each Member shall have the right to have an independent audit of all Company books, records and accounts, including all charges to the Business Account.  This audit shall review all issues raised by the requesting Member, with all costs borne by the requesting Member.  The requesting Member shall give the other Members 30 days’ prior notice of such audit.  Any audit conducted on behalf of any Member shall be made during the Manager’s normal business hours and shall not interfere with Operations.  All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than 3 months after completion and delivery of such audit, or they shall be deemed waived.

ARTICLE XIV
OWNERSHIP INTEREST SALE

14.1

Ownership Interest Sale.  The Members acknowledge that if any Member defaults pursuant to this Agreement (other than pursuant to Section 13.3), it will be difficult to measure the damages resulting from such default (it being hereby understood and agreed that the Members have attempted to determine such damages in advance and determined that the calculation of such damages cannot be ascertained with reasonable certainty).  All Members acknowledge and recognize that the damage to the non-defaulting Members could be significant.  In the event of such default, as reasonable liquidated damages, the non-defaulting Members may, with respect to any such default not cured within 30 days after notice to the defaulting Member of such default, elect to sell or cause the sale of all or any portion of the defaulting Member’s Ownership Interest.  Such right shall be exercised in the manner provided by applicable Law or otherwise in a commercially reasonable manner and upon reasonable notice.  If the non-defaulting Members elect to enforce their right pursuant to the terms of this subsection, the defaulting Member shall be deemed to have waived any available right of redemption, any required valuation or appraisal of the secured property prior to sale, any available right to stay execution or to require a marshaling of assets, and any required bond in the event a receiver is appointed, and the defaulting Member shall be liable for any deficiency.

ARTICLE XV
RIGHT OF FIRST OFFER

15.1

Right of First Offer.  If STRATHMORE or any of its Affiliates intends to pursue any Contingent Project within the State of New Mexico (the “Offered Project Interest”) STRATHMORE shall promptly notify SUMITOMO of such intention (the “Project Offer Notice”).  If SUMITOMO expresses an interest to participate in such Contingent Project by notice to STRATHMORE within 30 days after the receipt of the Project Offer Notice, STRATHMORE and SUMITOMO shall discuss such Contingent Project in good faith.  If SUMITOMO elects not to participate in such Contingent Project, or is unable to consummate the agreement for such Contingent Project (the “Project Agreement”) within 90 days from the date the Project Offer Notice is delivered to SUMITOMO (the “Project Option Period”), STRATHMORE or its Affiliate may pursue such Contingent Project alone or in conjunction with others at a price and on terms no less favorable to STRATHMORE than those offered by SUMITOMO during the failed negotiation of the Project Agreement between STRATHMORE and SUMITOMO.

15.2

Recordable Memorandum.  Within 30 days following the execution and delivery of this Agreement, STRATHMORE shall deliver to SUMITOMO a memorandum which evidences the rights held by SUMITOMO pursuant to Sections 15.1, in a form which is acceptable for recording in the land records of McKinley County, New Mexico.

15.3

Other New Mexico Projects.

(a)

If, at any time between the Effective Date and March 31, 2009, STRATHMORE or any of its Affiliates initiates acquisition of any uranium mining site in New Mexico, SUMITOMO or its designated Affiliate shall be given the opportunity to participate in any project for the exploration and potential development and mining of uranium and/or other material within and at such site, at a price representing a pro rata portion of STRATHMORE’s costs for such project (and the same pro rata portion of STRATHMORE’s costs with respect to other projects in New Mexico since the Effective Date which STRATHMORE elected not to pursue) corresponding to SUMITOMO’s or its designated Affiliate’s participation interest.

(b)

Prior to March 31, 2009, STRATHMORE and SUMITOMO shall discuss whether SUMITOMO will include in their respective bi-annual budgets for the 2 year period beginning April 1, 2009 an expenditure to be paid to STRATHMORE representing SUMITOMO’s agreed pro rata portion of STRATHMORE’s anticipated acquisition, exploration and other related expenditures with respect to new uranium mining site projects in New Mexico during such 2 year period.  If STRATHMORE and SUMITOMO are able to conclude such agreement, SUMITOMO shall be given the opportunity to participate in each such project at no additional cost to SUMITOMO (as they shall have already compensated STRATHMORE for the agreed pro rata portion of STRATHMORE’s costs for such project) and with SUMITOMO’s participation interest corresponding to their pro rata portion of such costs.  The process described in this Section 15.3(b) shall be repeated for each SUMITOMO bi-annual budgetary period following March 31, 2011.

(c)

If STRATHMORE and SUMITOMO are unable to reach agreement regarding sharing of STRATHMORE’s anticipated acquisition, exploration and other related expenditures with respect to new uranium mining site projects in New Mexico during any SUMITOMO bi-annual budgetary period as provided in Section 15.3(b), such projects shall be deemed Contingent Projects within the State of New Mexico which shall become subject to Section 15.1.

15.4

Other Contingent Projects.  If STRATHMORE or any of its Affiliates intends to pursue, alone or through a Business Combination, any Contingent Project anywhere in the world other than in the State of New Mexico, STRATHMORE shall promptly notify SUMITOMO of such intentions and STRATHMORE and SUMITOMO shall discuss a possible joint venture for such Contingent Project in good faith and if STRATHMORE and SUMITOMO fail to reach an agreement, STRATHMORE shall be permitted to pursue such Contingent Project alone or with others.

ARTICLE XVI
PAYMENT FROM PROPERTIES

16.1

Royalties, Production Taxes and Other Payments Based on Production.  All required payments of production royalties, taxes based on production of Products, and other payments out of production to private parties and governmental entities, shall be determined and made by the Company in a timely manner and otherwise in accordance with applicable Laws and agreements.  The Manager shall furnish to the Members evidence of timely payment for all such required payments.  In the event the Company fails to make any such required payment, any Member shall have the right to make such payment and shall thereby become subrogated to the rights of such third party; provided  that the making of any such payment on behalf of the Company shall not constitute acceptance by the paying Member of any liability to such third party for the underlying obligation.

ARTICLE XVII
CONFIDENTIALITY, OWNERSHIP, USE AND DISCLOSURE OF INFORMATION

17.1

Business Information.  All Business Information shall be owned by the Company.  Except as provided in Sections  and , or with the prior written consent of the other Members, each Member shall keep confidential and not disclose to any third party or the public any portion of the Business Information that constitutes Confidential Information.

17.2

Permitted Disclosure of Confidential Business Information.  A Member may disclose Business Information that is Confidential Information: (a) to such Member’s officers, directors, partners, members, employees, Affiliates, shareholders, agents, attorneys, accountants, consultants, contractors, subcontractors or advisors, for the sole purpose of such Member’s performance of its obligations under this Agreement; (b) to any party to whom the disclosing Member contemplates a Transfer of all or any part of its Ownership Interest in a manner and at a time permitted by this Agreement or to any party contemplating a transaction involving a change of control of Strathmore Minerals Corp., a Canadian public company, by way of a merger, acquisition, take-over, arrangement, amalgamation or other form of business combination, for the sole purpose of evaluating the proposed Transfer or change of control, provided that such proposed transferee has signed a confidentiality agreement for the benefit of the Company and the Members pursuant to which such proposed transferee agrees to be bound by the confidentiality provisions of this Agreement; and; (c) to any actual or potential lender, underwriter or investor for the sole purpose of evaluating whether to make a loan to or investment in the disclosing Member, provided that such party has signed a confidentiality agreement in customary form for the benefit of the Company and the other Member; provided further that no Confidential Information shall be provided by any Member to any Person if a Transfer to such Person requires the consent of the other Members pursuant to Article IX without first having obtained such consent pursuant to Article IX.  The Member disclosing Confidential Information pursuant to this Section , shall disclose such Confidential Information to only those parties that have a bona fide need to have access to such Confidential Information for the purpose for which disclosure to such parties is permitted under this Section  and that have agreed in writing supplied to, and enforceable by, the other Members to protect the Confidential Information from further disclosure, to use such Confidential Information solely for such purpose and to otherwise be bound by the provisions of this Article XVII.  Such writing shall not preclude parties described in clause (b) of this Section from discussing and completing a Transfer with the other Member.  The Member disclosing Confidential Information shall be responsible and liable for any use or disclosure of the Confidential Information by such parties in violation of this Agreement and such other writing.

17.3

Disclosure Required By Law.

(a)

Notwithstanding anything contained in this Article but subject to Section 17.3(b), a Member may disclose any Confidential Information if, in the reasonable opinion of the disclosing Member’s legal counsel: (a) such disclosure is legally required to be made in a judicial, administrative or governmental proceeding pursuant to a valid subpoena or other applicable order; or (b) such disclosure is legally required to be made pursuant to the rules or regulations of a stock exchange or similar trading market applicable to the disclosing Member.  Prior to any disclosure of Confidential Information under this Section 17.3, the disclosing Member shall give the other Members at least 5 days’ prior written notice (unless less time is permitted by such rules, regulations or proceeding) and, in making such disclosure, the disclosing Member shall disclose only that portion of Confidential Information required to be disclosed and shall take all reasonable efforts to preserve the confidentiality thereof, including, without limitation, obtaining protective orders and supporting the other Members in intervention in any such proceeding.  Any Member that files reports with any Governmental Authority shall request such confidential treatment or redactions of Confidential Information in its filings as may be available in accordance with such Governmental Authority procedures from time to time.  Notwithstanding anything contained in this Article, a Member may disclose Confidential Information to a Governmental Authority in connection with tax matters to the extent that such information is required to be disclosed or reasonably relates to a determination of tax liability.(b)

(b)

STRATHMORE acknowledges and agrees that disclosure of any of the terms of Exhibit G and Exhibit H would seriously prejudice SUMITOMO’s interests, and that notwithstanding any provision of this Agreement to the contrary, the contents of Exhibit G and Exhibit H are to be maintained as strictly confidential.  Without limiting the generality of the foregoing, in the event STRATHMORE or its Affiliate reasonably determines, based upon the advice of counsel, that this agreement is a “material contract” as described in Section 12.2 of National Instrument 51-102 and is required to be filed on SEDAR, STRATHMORE shall omit, redact and delete Exhibit G and Exhibit H of this Agreement and all text contained therein from the copy of this Agreement filed on SEDAR.

17.4

Public Announcements.  Prior to making or issuing any press release or other public announcement or disclosure of Business Information that is not Confidential Information, a Member shall first consult with the other Members as to the content and timing of such announcement or disclosure, unless in the good faith judgment of such Member, there is not sufficient time to consult with the other Members before such announcement or disclosure must be made under applicable Laws; but in such event, the disclosing Member shall notify the other Members, as soon as possible, of the pendency of such announcement or disclosure, shall use reasonable efforts to the extent available under the relevant regulatory procedures to obtain confidential treatment of Business Information or otherwise minimize the scope of such disclosure, and shall notify the other Members before such announcement or disclosure is made if at all reasonably possible.  Any press release or other public announcement or disclosure to be issued by any Member relating to the Business shall also identify the other Members.

17.5

Survival.  The provisions of this Article XVII shall survive termination of this Agreement for a period of 5 years.

ARTICLE XVIII
TERM AND DISSOLUTION

18.1

Term.

(a)

The term of existence of the Company shall begin on the Effective Date and, subject to earlier termination pursuant to the terms of this Agreement, shall continue for 20 years from the Closing and thereafter until all materials, supplies, equipment and infrastructure have been salvaged and disposed of, and any required Environmental Compliance is completed and accepted, unless the Company is earlier dissolved and Operations terminated as herein provided.

(b)

If both SUMITOMO and STRATHMORE make a negative Final Investment Decision, then unless the Members otherwise unanimously agree, the term of existence of the Company shall thereupon end, subject to such actions and obligations as are required in connection with dissolution of the Company.

18.2

Events of Dissolution.  The Company shall be dissolved upon the occurrence of any of the following:

(a)

upon expiration of term of this Agreement in accordance with Section 18.1;

(b)

upon the unanimous written agreement of the Members;

(c)

at the election of a Member upon 60 days’ notice of termination to the other Members, if the Management Committee fails to adopt a Program and Budget for 6 months after the expiration of the latest adopted Program and Budget;

(d)

upon the resignation of a Member pursuant to Section 18.3 or upon an Insolvency Event with respect to a Member; or

(e)

as otherwise provided by the Act.

18.3

Resignation.

(a)

A Member may elect to resign from the Company by giving Notice to the other Members of the effective date of resignation, which shall be the later of the end of the then current Program Period or 30 days after the date of the Notice.

(b)

Upon resignation by a Member, the resigning Member shall be deemed to have transferred to the remaining Members, in proportion to their respective Ownership Interests, all of its Ownership Interest, including all of its interest in the Assets and its Capital Account, without cost and free and clear of all Liens and other Encumbrances arising by, through or under such resigning Member, except those described in Paragraph 1.1 of Exhibit A and those to which the Members have unanimously agreed.  The resigning Member shall execute and deliver all instruments as may be necessary in the reasonable judgment of the other Members to effect the transfer of its interests in the Company and the Assets to the other Members.  A resigning Member shall have no right to receive the fair value of its Ownership Interest pursuant to § 18-604 of the Act.  If within a 60-day period all Members elect to withdraw, then the Company shall instead be deemed to have been terminated by the written agreement of the Members pursuant to Section 18.2(b).

18.4

Disposition of Assets on Dissolution.  Promptly after dissolution under Section 18.1(b) or Section 18.2, the Manager shall take all action necessary to wind up the activities of the Company, in accordance with the following steps:

(a)

First, payment, or the making of reasonable provision for payment, of all of the debts, liabilities and obligations of the Company (including all expenses incurred in liquidation) including the establishment of such adequate reserves for the payment and discharge of all debts, liabilities and obligations of the Company, including contingent, conditional or unmatured liabilities, in such amount and for such term as the liquidator(s) may reasonably determine; and

(b)

Second, any remaining proceeds of liquidation, and any assets that are to be distributed in kind, shall be distributed to the Members as promptly as practicable, but in any event within the time required by Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2), in accordance with their respective Ownership Interests; provided, that if there has not been a Positive Final Investment Decision by both STRATHMORE and SUMITOMO, such proceeds and assets shall be distributed so that, to the greatest extent possible, (x) STRATHMORE receives the Assets that it contributed to the Company pursuant to Section 3.1(a) and (y) remaining proceeds and assets are distributed in accordance with the respective Ownership Interests of the Members.  If STRATHMORE so requests, the Manager shall, to the extent possible, and to the extent consistent with this Section 18.4(b), endeavor to distribute to STRATHMORE the Assets that STRATHMORE contributed to the capital of the Company pursuant to Sections 3.1(a) and 3.4.

The distribution of cash, Cash Equivalents and other property to a Member in accordance with the provisions of this Section 18.4 shall constitute a complete return to the Member of its capital contributions to the Company and a complete distribution to the Member of its interest in the Company and all the Company’s property, and shall constitute a compromise to which all Members have consented within the meaning of the Act.  All reasonable costs and expenses incurred in connection with the dissolution of the Company shall be expenses chargeable to the Business Account.

18.5

Filing of Certificate of Cancellation.  Upon completion of the winding up of the affairs of the Company, the Manager shall promptly file a Certificate of Cancellation with the Office of the Secretary of State of the State of Delaware.  If the Manager has not caused the dissolution of the Company, whether voluntarily or involuntarily, then a person selected by a majority vote of the remaining Members to wind up the affairs of the Company shall file the Certificate of Cancellation.

18.6

Right to Data After Dissolution.  After dissolution of the Company pursuant to Subsections 18.2(a), 18.2(b) or 18.2(c), each Member shall be entitled to make copies of all applicable information owned by the Company and acquired hereunder before the effective date of termination not previously furnished to it, but a bankrupt or resigning Member causing a dissolution of the Company pursuant to Section 18.2(d) shall not be entitled to any such copies.

18.7

Continuing Authority.  On dissolution of the Company pursuant to this Agreement, the Member that was the Manager prior to such dissolution (or the other Members in the event of a resignation by the Manager) shall have the power and authority to do all things on behalf of all Members that are reasonably necessary or convenient to: (a) wind up Operations, (b) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or resignation, if the transaction or obligation arises out of Operations prior to such termination or resignation, and (c) grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Company and any or all Members, encumber Assets, and take any other reasonable action in any matter with respect to which the former Members continue to have, or appear or are alleged to have, a common interest or a common liability.

ARTICLE XIX
DISPUTES

19.1

Governing Law.  Except for matters of title to the Properties or their Transfer, which shall be governed by the law of their situs, this Agreement shall be governed by and interpreted in accordance with the Law of the State of New York, without regard for any conflict of Law or choice of Law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

19.2

Dispute Resolution.  Except as expressly provided in Sections 3.1 or , all claims, disputes and other matters in question arising out of, or relating to, this Agreement or the performance hereof, including but not limited to questions as to whether a matter is governed by this arbitration clause, shall be subject to arbitration.  Such arbitration shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining (the “Rules”), insofar as such Rules are not inconsistent with the provisions expressly set forth in this Agreement, unless the parties mutually agree otherwise, and pursuant to the following procedures:

(a)

The arbitration panel shall consist of three arbitrators, one arbitrator being selected by each of SUMITOMO and STRATHMORE from a list of 10 arbitrators proposed by the American Arbitration Association (the “AAA”) from its National Roster of arbitrators and the third arbitrator being selected by the first two arbitrators or, if the first two arbitrators shall not agree on the identity of the third arbitrator within 15 days of the first two arbitrators being selected and agreeing to serve, the third arbitrator shall be selected by the AAA.  The third arbitrator shall be the chairman of the arbitration panel.

(b)

Reasonable discovery shall be allowed in arbitration.

(c)

All proceedings before the arbitrators shall be held in New York, New York.  The governing law shall be as specified in Section .

(d)

The costs and fees of the arbitration, including attorneys’ fees, shall be allocated by the arbitrators.

(e)

The arbitrators shall not have the power to award punitive or consequential (as opposed to direct or actual) damages.

(f)

The award rendered by the arbitrators shall be final (and any appeal must be commenced within 30 days following such award or shall be barred) and judgment may be entered in accordance with applicable Law and in any court having jurisdiction thereof.

(g)

The existence and resolution of the arbitration shall be kept confidential by the Members and Manager in the same manner as confidential information is required to be kept under Section , and shall also be kept confidential by the arbitrators.

(h)

If the arbitrators do not unanimously agree, the vote of two out of the three arbitrators shall be sufficient for a binding arbitration award.

19.3

Service of Process.  Without limiting or superseding Section , each Member (each, a “Submitting Party”) hereby irrevocably submits to the jurisdiction of the state courts of the State of New York in New York County and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding in aid of arbitration or otherwise arising out of or based upon this Agreement or the subject matter hereof.  Each Submitting Party to the extent permitted by applicable Law hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or other proceeding brought in the above-named courts, any claim that it is not subject personally to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  Each Submitting Party agrees that its submission to jurisdiction is made for the express benefit of each of the other Submitting Parties.  Final judgment against any Submitting Party in any such action, suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction (x) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the Submitting Party therein described, or (y) in any other manner provided by or pursuant to the Law of such other jurisdiction.

ARTICLE XX
GENERAL PROVISIONS

20.1

Notices.  All notices, payments and other required or permitted communications (“Notices”) to a Member shall be in writing, and shall be addressed respectively as follows:

If to STRATHMORE:	Strathmore Minerals Corp. 2420 Watt Court Riverton, Wyoming 82501, USA
Attention:	David Miller, President & COO
Telephone:	1-307-856-8080
Facsimile:	1-307-856-8084
With a Copy to:	Strathmore Minerals Corp. 700-1620 Dickson Avenue Kelowna V1Y 9Y2, British Columbia Canada
Attention:	Steven N. Khan
Telephone:	1-250-868-8445
Facsimile:	1-250-868-8493
If to SUMITOMO:	Sumitomo Corporation 1-8-11 Harumi, Chuoku Tokyo 104-8610, Japan
Attention:	General Manager, Nuclear Energy Dept.
Telephone:	011-81-3-5166-4500
Facsimile:	011-81-3-5166-9001
With a Copy to:	Sumitomo Corporation of America 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA
Attention:	Director, Unit Head, Carbon & Steel
Raw Materials Unit
Telephone:	1-412-391-9682
Facsimile:	1-412-391-9750

All Notices shall be given (a) by personal delivery to the Member, (b) by electronic communication, capable of producing a printed transmission and confirmation of delivery, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service.  All Notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt.  Any Member may change its address by Notice to the other Member in conformity with this Section 20.1.

20.2

Gender.  The singular shall include the plural and the plural the singular wherever the context so requires, and the masculine, the feminine and the neuter genders shall be mutually inclusive.

20.3

Currency.  All references to “dollars” or “$” herein shall mean lawful currency of the United States of America.

20.4

Headings.  The subject headings of the Sections and Subsections of this Agreement and the Paragraphs and Subparagraphs of the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

20.5

Waiver.  The failure of any Member to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Member’s right thereafter to enforce any provision or exercise any right.

20.6

Modification.  No modification of this Agreement shall be valid unless made in writing and duly executed by all Members.

20.7

Force Majeure.  Except for the obligation to make payments when due hereunder, the obligations of a Member shall be suspended to the extent and for the period that performance is prevented by any cause which would have arisen despite compliance with, in the case of the Manager, the standard of care in Section 11.3 and in the case of any other Member, reasonable care, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Member to grant); acts of God; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization or Permit Approval; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct Operations; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors’ or subcontractors’ shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing.  The affected Member shall promptly (and in any event within 7 days) give notice to the other Members of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof.  The affected Member shall resume performance as soon as reasonably possible.  During the period of suspension the obligations of all Members to advance funds pursuant to Section 13.2 shall be reduced to levels consistent with then current Operations.  Nothing contained in this Section 20.7 shall have the effect of extending the term of existence set forth in Section 18.1.

20.8

Rule Against Perpetuities.  The Members do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule.  Accordingly, if any right or option to acquire any interest in the Properties, in an Ownership Interest, in the Assets, or in any real property exists under this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules.  If, however, any such violation should inadvertently occur, the Members hereby agree that a court shall reform that provision in such a way as to approximate most closely the intent of the Members within the limits permissible under such rules.

20.9

Further Assurances.  Each of the Members shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

20.10

Entire Agreement; Successors and Assigns.  This Agreement contains the entire understanding of the Members and supersedes all prior agreements and understandings among the Members relating to the subject matter hereof.  This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Members.

20.11

Counterparts.  This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Members be contained on any counterpart.  Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

20.12

Construction.  The Members have participated jointly in the negotiation and drafting of this Agreement and, in the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Members, and no presumption or burden of proof shall arise favoring or disfavoring any Member by virtue of the authorship of any of the provisions of this Agreement.

20.13

Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof in addition to any other remedy at law or equity.

IN WITNESS WHEREOF, the Members have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

SCHEDULE OF MEMBERS

Member	Ownership Interest
STRATHMORE RESOURCES U.S., LTD. c/o Strathmore Minerals Corp. 2420 Watt Court Riverton, Wyoming 82501, USA	60%
SC CLEAN ENERGY, INC. 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA	34%
SUMMIT NEW ENERGY HOLDING, LLC 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA	6%

EXHIBIT A

ASSETS

1.1

REAL PROPERTY INTERESTS AND APPROVED TITLE EXCEPTIONS – ROCA HONDA PROPERTY

Fee Interests:

None

Leased Interests:

New Mexico State Land Office Mining Lease for General Mining – Lease No. HG-0036

Mining Claims:

The following unpatented mining claims located in McKinley County, New Mexico:

BLM Serial No.	Claim Name	Subdivision	Section	Township	Range	Location Date
NMMC37957	ROCA HONDA #163	NW	9	13N	8W	6/29/1965
NMMC37958	ROCA HONDA #164	NW	9	13N	8W	6/29/1965
NMMC37959	ROCA HONDA #165	NW	9	13N	8W	6/29/1965
NMMC37960	ROCA HONDA #166	NW	9	13N	8W	6/29/1965
NMMC37961	ROCA HONDA #167	NW SW	9	13N	8W	6/29/1965
NMMC37962	ROCA HONDA #168	SW	9	13N	8W	6/29/1965
NMMC37963	ROCA HONDA #169	SW	9	13N	8W	6/29/1965
NMMC37964	ROCA HONDA #170	SW	9	13N	8W	6/29/1965
NMMC37965	ROCA HONDA #171	SW	9	13N	8W	6/29/1965
NMMC37975	ROCA HONDA #190	NE NW	9	13N	8W	6/29/1965
NMMC37976	ROCA HONDA #191	NE NW	9	13N	8W	6/29/1965
NMMC37977	ROCA HONDA #192	NE NW	9	13N	8W	6/29/1965
NMMC37978	ROCA HONDA #193	NE NW	9	13N	8W	6/29/1965
NMMC37979	ROCA HONDA #194	NE NW SW SE	9	13N	8W	6/29/1965
NMMC37980	ROCA HONDA #195	SW SE	9	13N	8W	6/29/1965
NMMC37981	ROCA HONDA #196	SW SE	9	13N	8W	6/29/1965
NMMC37982	ROCA HONDA #197	SW SE	9	13N	8W	6/29/1965
NMMC37983	ROCA HONDA #198	SW SE	9	13N	8W	6/29/1965
NMMC37993	ROCA HONDA #217	NE	9	13N	8W	6/30/1965
NMMC37994	ROCA HONDA #218	NE	9	13N	8W	6/30/1965
NMMC37995	ROCA HONDA #219	NE	9	13N	8W	6/30/1965
NMMC37996	ROCA HONDA #220	NE	9	13N	8W	6/30/1965
NMMC37997	ROCA HONDA #221	NE SE	9	13N	8W	6/30/1965
NMMC37998	ROCA HONDA #222	SE	9	13N	8W	6/30/1965
NMMC37999	ROCA HONDA #223	SE	9	13N	8W	6/30/1965
NMMC38000	ROCA HONDA #224	SE	9	13N	8W	6/30/1965
NMMC38001	ROCA HONDA #225	SE	9	13N	8W	6/30/1965
NMMC38011	ROCA HONDA #244	NE NW	9 10	13N	8W	6/30/1965
NMMC38012	ROCA HONDA #245	NE NW	9 10	13N	8W	6/30/1965
NMMC38013	ROCA HONDA #246	NE NW	9 10	13N	8W	6/30/1965
NMMC38014	ROCA HONDA #247	NE NW	9 10	13N	8W	6/30/1965
NMMC38015	ROCA HONDA #248	NE SE NW SW	9 10	13N	8W	6/30/1965
NMMC38016	ROCA HONDA #249	SE SW	9 10	13N	8W	6/30/1965
NMMC38017	ROCA HONDA #250	SE SW	9 10	13N	8W	6/30/1965
NMMC38018	ROCA HONDA #251	SE SW	9 10	13N	8W	6/30/1965
NMMC38019	ROCA HONDA #252	SE SW	9 10	13N	8W	6/30/1965
NMMC38029	ROCA HONDA #271	NW	10	13N	8W	6/30/1965
NMMC38030	ROCA HONDA #272	NW	10	13N	8W	6/30/1965
NMMC38031	ROCA HONDA #273	NW	10	13N	8W	6/30/1965
NMMC38032	ROCA HONDA #274	NW	10	13N	8W	6/30/1965
NMMC38033	ROCA HONDA #275	NW SW	10	13N	8W	6/30/1965
NMMC38034	ROCA HONDA #276	SW	10	13N	8W	6/30/1965
NMMC38035	ROCA HONDA #277	SW	10	13N	8W	6/30/1965
NMMC38036	ROCA HONDA #278	SW	10	13N	8W	6/30/1965
NMMC38037	ROCA HONDA #279	SW	10	13N	8W	6/30/1965
NMMC38047	ROCA HONDA #298	NE NW	10	13N	8W	6/30/1965
NMMC38048	ROCA HONDA #299	NE NW	10	13N	8W	6/30/1965
NMMC38049	ROCA HONDA #300	NE NW	10	13N	8W	6/30/1965
NMMC38050	ROCA HONDA #301	NE NW	10	13N	8W	6/30/1965
NMMC38051	ROCA HONDA #302	NE NW SW SE	10	13N	8W	6/30/1965
NMMC38052	ROCA HONDA #303	SW SE	10	13N	8W	6/30/1965
NMMC38053	ROCA HONDA #304	SW SE	10	13N	8W	6/30/1965
NMMC38054	ROCA HONDA #305	SW SE	10	13N	8W	6/30/1965
NMMC38055	ROCA HONDA #306	SW SE	10	13N	8W	6/30/1965
NMMC38065	ROCA HONDA #325	NE	10	13N	8W	6/30/1965
NMMC38066	ROCA HONDA #326	NE	10	13N	8W	6/30/1965
NMMC38067	ROCA HONDA #327	NE	10	13N	8W	6/30/1965
NMMC38068	ROCA HONDA #328	NE	10	13N	8W	6/30/1965
NMMC38069	ROCA HONDA #329	NE SE	10	13N	8W	6/30/1965
NMMC38070	ROCA HONDA #330	SE	10	13N	8W	6/30/1965
NMMC38071	ROCA HONDA #331	SE	10	13N	8W	6/30/1965
NMMC38072	ROCA HONDA #332	SE	10	13N	8W	6/30/1965
NMMC38073	ROCA HONDA #333	SE	10	13N	8W	6/30/1965

Approved Title Exceptions:

One percent nonparticipating royalty interest granted under a Settlement Agreement and Release dated June 6, 1983 between (a) Ronald E. Richards and Charles P. Richards, as co-personal representatives of the Estate of Melvin E. Richards, deceased, Dena A. Richards a/k/a Tina Richards, James R. Toulouse and Charlotte J. Toulouse, his wife, William S. Horabin and Alma C. Horabin, his wife, W. Peter McAtee and Jewell F. McAtee, his wife, Mary C. Walters, Bernard B. Raizen a/k/a Ben Raizen and Libby G. Raizen, his wife, Michael Richards and Barbara Richards, his wife, Charles P. Richards and Joann Richards, his wife, Judy Hartmann, a single woman, Melvin Lloyd Richards, a single man, Ronald E. Richards a/k/a Ron Richards and Linda Richards, his wife (collectively referred to in the agreement as “Richards”) and (b) Kerr-McGee Corporation and Kerr-McGee Nuclear Corporation (collectively referred to in the agreement as “Kerr-McGee”) and pertaining to Roca Honda claims in Section 9, Township 13 North, Range 8 West.

1.2

PERSONAL PROPERTY

Permits/License:

Minimal Impact Exploration Permit No. MK014EM issued by Mining and Minerals Division of New Mexico Energy, Minerals and Natural Resources Department on May 8, 2007

Contracts:

Access Agreement dated as of October 18, 2006, between Fernandez Company, Ltd., and Strathmore Resources (U. S.) Ltd.

Data:  All Existing Data.

1.3

All other real and personal property, tangible and intangible, including existing or after-acquired properties and all contract rights used or held for use by STRATHMORE or any of its Affiliates in connection with exploration, development, mining, milling, processing, marketing, sales or related operations in connection with the Roca Honda Property.

1.4

AREA OF INTEREST

The Area of Interest for the Project shall be:  Sections 2-5, 8, 11, 14, 15, 17 and 20-23, Township 13 North, Range 8 West N.M.P.M.

EXHIBIT A-1

THIRD PARTY CONSENTS

1.

Approval by the New Mexico Commissioner of Public Lands of the assignment of New Mexico State Land Office Mining Lease for General Mining – Lease No. HG-0036  [19.2.2.57 et seq. NMAC]

2.

Consent of Fernandez Company, Ltd. to Assignment of Access Agreement dated as of October 18, 2006.

3.

Approval by the Director of the Mining and Minerals Division of New Mexico Energy, Minerals and Natural Resources Department for the transfer of Minimal Impact Exploration Permit No. MK014EM issued by on May 8, 2007  [19.10.8 NMAC]

EXHIBIT A-2

MILL ASSETS

1.1

REAL PROPERTY INTERESTS AND APPROVED TITLE EXCEPTIONS – MILL PROPERTY

Fee Interests:

The following described real estate located in McKinley County, New Mexico:

TOWNSHIP SIXTEEN NORTH (16N.), RANGE TEN WEST (10W.), N.M.P.M.

ALL, LESS THE FOLLOWING TRACT,

SECTION TWENTY FOUR (24)

Conveyed to the State Highway

Department of New Mexico, to wit:

(12-2) A certain tract or parcel of land lying and being situate within Section 24, T. 16N., R.10W., NMPM, County of McKinley, State of New Mexico, being more particularly described as follows:

Beginning at a point on the easterly right of way line of New Mexico Project No. ST-(S)-1344(200) point being the section corner common to Sections 24 and 25, T.16N., R.10W., and Sections 19 and 30, T.16N., R.9W., and being 75.00 feet right of Station 613+54.77; thence N.88º44’48”W., along the southerly line of Section 24 a distance of 150.00 feet to a point on the westerly right of way line; thence N.10º40’07”W., along the said westerly right of way line a distance of 249.80 feet to a point being 125.00 feet left of Station 616+00; thence N.10º20’26”E., along the said westerly right of way line a distance of 304.14 feet to a point being 75.00 feet left of Station 619+00; thence N.00º52’42”E., along the said westerly right of way line a distance of 900.00 feet to a point being 75.00 feet left of Station 628+00; thence N.01º59’03”W., along the said westerly right of way line a distance of 500.63 feet to a point being 100.00 feet left of Station 633+00; thence N.04º27’17”E., along the said westerly right of way line a distance of 400.78 feet to a point being 75.00 feet left of Station 637+00; thence N.00º52’42”E., along the said westerly right of way line a distance of 900.00 feet to a point being 75.00 feet left of Station 646+00; thence N.06º14’48”W., along the said westerly right of way line a distance of 201.56 feet to a point being 100.00 feet left of Station 648+00; thence N.08º00’12”E., along the said westerly right of way line a distance of 201.56 feet to a point being 75.00 feet left of Station 650+00; thence N.00º52’42”E., along the said westerly right of way line a distance of 1691.73 feet to a point on the northerly line of Section 24 being 75.00 feet left of Station 666+89.16; thence S.88º08’34”E., along the northerly line of Section 24 a distance of 150.00 feet to the section corner common to Sections 13 and 24, T.16N., R.10W., and Sections 18 and 19, T.16N., R.9W., and the easterly right of way line; thence S.00º52’42”W., along the easterly right of way and the easterly line of Section 24 a distance of 5334.33 feet to the point and place of beginning.

Containing 19.057 acres, more or less.

Approved Title Exceptions:

1.

Reservation of all coal and minerals to the United States of America by Patent, recorded November 29, 1926 in Book 7 Deed Records, page 31.  (N1/2;W1/2SW1/4;SE1/4 Sec. 24).

2.

Reservation of all coal to the United States of America by Patent, recorded June 11, 1924 in Book 6 Deed Records, page 456.  (E1/2SW1/4;W1/2SE1/4 Sec. 24).

3.

Subdivision Regulations adopted by McKinley County Board of Commissioners recorded on March 28, 1997 in Book 11 Comp., pages 847-962, No. 274,140.

4.

Existing Overhead Powerline running across the northerly portion of said track and down the northeasterly portion of said tract and Stone Ruin, as shown on survey prepared by E.N.E. Surveying Company dated September 27, 2006.

Mining Claims:

The following unpatented mining claims located in McKinley County, New Mexico:

BLM Serial No.	Claim Name	Subdivision	Section	Township	Range	Location Date
NMMC175329	MARCELINA NO 1	NW	24	16N	10W	10/25/2006
NMMC175330	MARCELINA NO 2	NW	24	16N	10W	10/25/2006
NMMC175331	MARCELINA NO 3	NW	24	16N	10W	10/25/2006
NMMC175332	MARCELINA NO 4	NW	24	16N	10W	10/25/2006
NMMC175333	MARCELINA NO 5	NW SW	24	16N	10W	10/25/2006
NMMC175334	MARCELINA NO 6	SW	24	16N	10W	10/25/2006
NMMC175335	MARCELINA NO 7	SW	24	16N	10W	10/25/2006
NMMC175336	MARCELINA NO 8	SW	24	16N	10W	10/25/2006
NMMC175337	MARCELINA NO 9	SW	24	16N	10W	10/25/2006
NMMC175338	MARCELINA NO 10	SW	24	16N	10W	10/25/2006
NMMC175339	MARCELINA NO 11	NW	24	16N	10W	10/25/2006
NMMC175340	MARCELINA NO 12	NW	24	16N	10W	10/25/2006
NMMC175341	MARCELINA NO 13	NW	24	16N	10W	10/25/2006
NMMC175342	MARCELINA NO 14	NW	24	16N	10W	10/25/2006
NMMC175343	MARCELINA NO 15	NW SW	24	16N	10W	10/25/2006
NMMC175344	MARCELINA NO 16	NE	24	16N	10W	10/24/2006
NMMC175345	MARCELINA NO 17	NE	24	16N	10W	10/24/2006
NMMC175346	MARCELINA NO 18	NE	24	16N	10W	10/24/2006
NMMC175347	MARCELINA NO 19	NE	24	16N	10W	10/24/2006
NMMC175348	MARCELINA NO 20	NE SE	24	16N	10W	10/24/2006
NMMC175350	MARCELINA NO 22	NE	24	16N	10W	10/24/2006
NMMC175351	MARCELINA NO 23	NE	24	16N	10W	10/24/2006
NMMC175352	MARCELINA NO 24	NE	24	16N	10W	10/24/2006
NMMC175353	MARCELINA NO 25	NE SE	24	16N	10W	10/24/2006
NMMC175354	MARCELINA NO 26	NE SE	24	16N	10W	10/24/2006
NMMC175355	MARCELINA NO 27	SE	24	16N	10W	10/24/2006
NMMC175356	MARCELINA NO 28	SE	24	16N	10W	10/24/2006
NMMC175357	MARCELINA NO 29	SE	24	16N	10W	10/24/2006
NMMC175358	MARCELINA NO 30	SE	24	16N	10W	10/24/2006

1.2

All other real and personal property, tangible and intangible, including existing or after-acquired properties and all contract rights used or held for use by STRATHMORE or any of its Affiliates in connection with exploration, development, mining, milling, processing, marketing, sales or related operations in connection with the Mill Property.

EXHIBIT B

ACCOUNTING GUIDELINES

1.

Purpose.

These Accounting Guidelines set forth the agreed record keeping and accounting procedures relating to construction and commercial operation of the Project.  Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Limited Liability Company Agreement to which this Exhibit is appended (the “LLC Agreement”).

2.

Maintenance of Records.

The Manager shall develop, maintain and keep all necessary original or copies of accounting records, statistical information, and supporting documents in accordance with the longer of (a) the applicable record retention requirements of the Nuclear Regulatory Commission (“NRC”) and (b) 6 years.  Such records and supporting documents will be kept by the Manager at the principal office of the Manager wherever the same may be located from time to time.  The Manager shall, during normal working hours and normally for a period of 3 consecutive years, make all such original or copies of records and supporting documents available at such principal office to appropriate personnel of the Company and the Members and, on written request by the Company or any Member, to its independent auditors and authorized representatives of any regulatory body or taxing authority having jurisdiction over the Company or such Member, for inspection, copying, audit and other proper business requirements.

3.

GAAP.  All accounts maintained by the Company shall be recorded in accordance with U.S. generally accepted accounting principles (“GAAP”) and the requirements of the LLC Agreement and shall follow a format and report a level of detail consistent with the format of the applicable Budget.

4.

Charge of Costs to the Company.  All costs incurred by or for the benefit of the Company will be charged to the Company in accordance with an approved Budget.  It is anticipated that the Company will have few employees and that employees of the Manager or its affiliates will be dedicated to the Company’s Operations and charged to the Company in accordance with approved Budgets.  Legal fees for attorneys retained by the Manager for the Company will be billed to the Company or charged to the Company in accordance with an approved Budget.  For personnel whose primary worksite is not the project location, office and general support costs will be proportionally allocated as set forth in an approved Budget.  All costs will be at the Manager’s or its affiliate’s actual cost.

For employees of Strathmore Minerals Corp. (“SMC”), payroll (and related statutory withholds and benefits) and travel costs for SMC employees will be charged as set forth in an approved Budget.  All such costs will be invoiced to the Company.  There will be no reimbursement to SMC of office or general support costs.  General management and non-specific oversight by SMC personnel will not be reimbursed.

Materials and supplies, purchased specifically for the Company by the Manager or SMC personnel whose primary worksite is not the project site, shall not be considered overhead but will be paid by the Company.

5.

Changes in Accounting Procedures.  In the event the Manager, in order to comply with any changes in GAAP, makes any change in its accounting procedures that would change the method of distribution or allocation of costs or expenses, the Manager shall notify the Members of the nature of the change and its estimated effect on costs or expenses related to the Project.

EXHIBIT C

DEFINITIONS

“AAA” is defined in Section 19.2.

“Acquisition” is defined in Section 7.5.

“Act” is defined in Recital D of this Agreement.

“Additional Lump-sum Contribution” is defined in Section 2 of Exhibit G.

“Additional Properties” means any uranium mining sites owned directly or indirectly by STRATHMORE or any of its Affiliates other than the Roca Honda Property and the Mill Property, provided that for purposes of Section 15.1, the term Additional Properties shall mean (i) during the period before March 31, 2009, any uranium mining sites in New Mexico owned directly or indirectly by STRATHMORE or any of its Affiliates as of the Effective Date other than the Roca Honda Property and the Mill Property, and (ii) at any time following March 31, 2009, any uranium mining sites in New Mexico owned directly or indirectly by STRATHMORE or any of its Affiliates, subject to the terms of Section 15.3.

“Adjusted Capital Account” means, with respect to the Capital Account of any Member, the balance, if any, in such Capital Account as of the end of the relevant Allocation Period, after giving effect to all allocations made with respect to such Allocation Period under Section 4.1 and to the following adjustments:

(i)

credit to such Capital Account any amount that such Member is obligated to restore pursuant to Treas. Reg. §1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to Treas. Reg. §§1.704-2(g)(1) or 1.704-2(i)(5); and

(ii)

debit to such Capital Account the items described in Treas. Reg. §§1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) that are attributable to such Capital Account.

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treas. Reg. §1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means any person, partnership, limited liability company, joint venture, corporation or other form of enterprise which Controls, is Controlled by or is under common Control with a Member.

“Agent” is defined in Section 9.2(f)(i).

“Agreement” means this Limited Liability Company Agreement, including all amendments and modifications, and all schedules and exhibits, all of which are incorporated by this reference.

“Allocation Period” means a period commencing on the first day of the Fiscal Year or any period of shorter duration commencing upon the day following the last day of the preceding Allocation Period and terminating upon the earlier of (a) the last day of the current Fiscal Year or (b) the day preceding the effective date of any change in the relative interests of the Members, including a transfer by any Member of its Ownership Interest or any other similar transaction or event.

“Approved Title Exceptions” means the title exceptions to the Properties listed on Exhibit A or Exhibit A-2, respectively, or disclosed to or known by (and, in each case, approved in writing by) SUMITOMO prior to STRATHMORE’s contribution of the Properties to the Company pursuant to Section 3.1 and Section 3.4, respectively, or any Lien or other Encumbrance hereafter authorized by unanimous vote of the Management Committee.

“Area of Interest” means the area described in Paragraph 1.4 of Exhibit A.

“Assets” means the Roca Honda Property, the Mill Property (in the event the Members mutually determine pursuant to Section 3.4 that the Mill Property be contributed to the Company), Products, Permits and all other real and personal property, tangible and intangible, including existing or after-acquired properties and all contract rights held for the benefit of the Members hereunder.

“Book Property” means property that is properly reflected on the books of the Company at a book value that differs from the adjusted tax basis of such property, within the meaning of Treas. Reg. §1.704-1(b)(2)(iv)(g)(1).

“Budget” means a detailed estimate of all costs to be incurred and a schedule of cash advances to be made by the Members with respect to a Program, as provided herein.

“Business” means the conduct of the business of the Company in furtherance of the purposes set forth in Section 2.3 and in accordance with this Agreement.

“Business Account” means the account maintained by the Manager for the Business in accordance with Exhibit B.

“Business Combination” means, whether effected in one transaction or a series of transactions, any (i) merger, acquisition, consolidation,  recapitalization, business combination, joint venture, equity investment or similar transaction relating to any or all of the Contingent Projects, or (ii) any sale or other disposition of the capital stock of or other equity interests (or securities convertible into, or exercisable or exchangeable for capital stock or other equity interests) of STRATHMORE or any Affiliate with an interest in any or all of the Contingent Projects or (iii) any conveyance, sale, lease, sale and leaseback, dividend or other disposition of any assets or properties of STRATHMORE related to any or all of the Contingent Projects.  Notwithstanding the foregoing, the term “Business Contribution” shall not be deemed to include any merger, acquisition, takeover, arrangement, amalgamation or other form of business combination of Strathmore Minerals Corp., a Canadian public company, by one or more third parties.

“Business Information” means the terms of this Agreement, and any other agreement relating to the Business and all information, data, knowledge and know-how, in whatever form and however communicated (including, without limitation, Confidential Information), developed, conceived, originated or obtained by any Member in performing its obligations under this Agreement.

“Capital Account” means the account maintained for each Member in accordance with Article IV.

“Cash Equivalents” means:  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 or that it is a lender; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or AAA by Moody’s, and (iii) have portfolio assets of at least $5,000,000,000; (f) money market instruments that price at par in short-term auction (so called “auction market securities”), are offered by Merrill Lynch and are rated AAA by S&P or AAA by Moody’s; and (g) direct obligations of any State of the United States of America (or by any subdivision thereof to the extent such obligations are backed by the full faith and credit of such State), in each case, (i) maturing within one year from the date of acquisition thereof, and (ii) rated AAA by S&P or AAA by Moody’s.

“Chargee” is defined in Section 9.2(g).

“Closing” is defined in Section 3.3(b).

“Code” is defined in Section 3.1(a).

“Company” means Roca Honda Resources, LLC, a Delaware limited liability company formed in accordance with, and governed by, this Agreement.

“Conditions” is defined in Section 3.2.

“Confidential Information” means all information, data, knowledge and know-how (including, but not limited to, formulas, patterns, compilations, programs, devices, methods, techniques and processes) that derives independent economic value, actual or potential, as a result of not being generally known to, or readily ascertainable by, third parties and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, including without limitation all analyses, interpretations, compilations, studies and evaluations of such information, data, knowledge and know-how generated or prepared by or on behalf of any Member.

“Contingent Project” means the exploration and potential development and mining of uranium and/or other materials within and at any of the Additional Properties.

“Continuing Obligations” mean obligations or responsibilities that are reasonably expected to continue or arise after Operations on a particular area of the Properties have ceased or are suspended, such as future monitoring, stabilization or Environmental Compliance.

“Control” used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (i) the legal or beneficial ownership of voting securities or membership interests; (ii) the right to appoint managers, directors or corporate management; (iii) contract; (iv) operating agreement; (v) voting trust; or otherwise; and, when used with respect to a person, means the actual or legal ability to control the actions of another, through family relationship, agency, contract or otherwise; and “Control” used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.

“Cover Payment” is defined in Section 13.4.

“CPC” is defined in Section 12.4.

“CPC Date” is defined in Section 12.4.

“Deadlock” is defined in Section 12.6.

“Development” means all preparation for the removal and recovery of Products, including construction and installation of a mill or any other improvements to be used for the mining, handling, milling, processing, or other beneficiation of Products, and all related Environmental Compliance.

“Distributable Cash” means the cash of the Company equal to the lesser of (x) net profits after elimination of any accumulated deficits, as reflected in the income statement of the Company for the relevant Distribution Period, and (y) cash of the Company that is available for distribution after payment of operating expenses, taxes and royalties, debt service under any loan agreements (including interest, scheduled principal payments and fees and contributions to required reserves) for the Distribution Period and after funding of any cash reserves for environmental matters, working capital and other purposes as agreed by the Members and reflected in a Budget.

“Distribution Period” is defined in Section 5.2.

“Dollars” (“$”) is defined in Section .

“Effective Date” is defined in the preamble to this Agreement.

“Encumbrance” or “Encumbrances” means mortgages, deeds of trust, security interests, pledges, Liens, net profits interests, royalties or overriding royalty interests, other payments out of production or other burdens of any nature.

“Environmental Compliance” means actions performed during or after Operations to comply with the requirements of all Environmental Laws or contractual commitments related to environmental remediation and other costs of complying with Environmental Laws at the Roca Honda Property and, in the event the Members mutually determine pursuant to Section 3.4 that the Mill Property be contributed to the Company, the Mill Property, or other compliance with Environmental Laws.

“Environmental Compliance Fund” means the account to fund estimated environmental remediation, reclamation and other costs for Environmental Compliance established pursuant to applicable Budgets.

“Environmental Damage” is defined in Section 8.2(g)(ii).

“Environmental Laws” means Laws aimed at reclamation or restoration of the Properties; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including without limitation, ambient air, surface water and groundwater; and all other Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

“Environmental Liabilities” means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgments, amounts paid in settlement, assessments, costs, disbursements, or expenses (including, without limitation, attorneys’ fees and costs, experts’ fees and costs, and consultants’ fees and costs) of any kind or of any nature whatsoever that are asserted against either Member (but only to the extent relating to the Properties), by any person or entity other than the other Member, alleging liability (including, without limitation, liability for studies, testing or investigatory costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the Properties and/or emanating or migrating and/or threatening to emanate or migrate from the Properties to off-site properties; (ii) physical disturbance of the environment due to activities or occurrences on or originating at the Properties; or (iii) the violation or alleged violation of any Environmental Laws in relation to the Properties.

“Excess Uranium Production” is defined in Section 5 of Exhibit G.

“Exhibits” is defined in Section 1.2.

“Existing Data” means all pre-feasibility studies, feasibility studies and all other maps, drill logs and other drilling data, cores, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other material information with respect to the Roca Honda Property in the possession or under the control of STRATHMORE or any of its Affiliates as of the Effective Date.

“Exploration” means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products, including but not limited to additional drilling required after discovery of potentially commercial mineralization, and including related Environmental Compliance.

“Feasibility Contractors” means one or more engineering firms approved by the Management Committee for purposes of preparing or auditing any Feasibility Study.

“Feasibility Study” means a report to be prepared with respect to the Properties which shall be in a form and of a scope generally acceptable to reputable financial institutions that provide financing to the mining industry.

“Final Investment Decision” is defined in Section 3.2.

“Fiscal Year” means the fiscal year of the Company, which shall commence on each January 1 and end on each December 31; provided that (a) in the case of the Company’s first fiscal year, “Fiscal Year” shall mean the period from and including the date on which the Company is formed under the Act to and including the immediately following December 31 and (b) the final “Fiscal Year” of the Company shall end on the date on which the winding up of the Company is completed.

“Force Majeure” means any event excusing performance of a Member pursuant to Section 20.7.

“Governmental Authority” means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any foreign jurisdiction.

“Governmental Fees” means all location fees, mining claim rental fees, mining claim maintenance payments and similar payments required by Law to locate and hold unpatented mining claims.

“Indebtedness” means (without double counting), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables (payable within 120 days or such longer terms as may be customary in the industry) in each case arising in the ordinary course of business); (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (iii) obligations of such Person under Capital Leases (as defined under GAAP) and any financing lease involving substantially the same economic effect; (iv) deferred payment obligations of such Person resulting from the adjudication or settlement of any litigation to the extent not already reflected as a current liability on the balance sheet of such Person; and (v) indebtedness of others of the type described in clauses (i), (ii), (iii) and (iv) hereof which such Person has (a) directly or indirectly assumed or guaranteed, or (b) secured by a Lien on the assets of such Person, whether or not such Person has assumed such indebtedness.

“Insolvency Event” means the commencement of a voluntary or involuntary bankruptcy case under the United States Bankruptcy Code (Title 11, United States Code) or any other Law, an assignment for the benefit of creditors, the appointment of a receiver for all or substantially all of the subject entity’s property or a written admission of the inability to pay debts as they come due.

“Law” or “Laws” means all applicable federal, state and local laws (statutory or common), rules, ordinances, regulations, grants, concessions, franchises, licenses, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature, in each case whether of the United States of America or any foreign jurisdiction.

“LIBOR Rate” means the rate per annum set forth under the heading “one-month Libor” in the national edition of The Wall Street Journal on the first day of the relevant interest period.

“Lien” means any mortgage, pledge, security interest, encumbrance, restriction, covenant, easement, right of way, title exception, survey matter, any matter that a survey or physical inspection would disclose, lien or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any agreement to grant a security interest at a future date, any lease, occupancy agreement, possessory right, option, right of first refusal and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

“Life of Mine Plan” is defined in Section 3.2.

“Lump-sum Contribution” is defined in Section 1 of Exhibit G.

“Management Committee” means the committee established under Article X.

“Manager” means the Member appointed under Article XI to manage Operations, or any successor Manager.

“Marginal Cost of Production” is defined in Section 5 of Exhibit G.

“Member” means STRATHMORE, SCC or SNEH, any permitted successor or assign of STRATHMORE, SCC or SNEH, or any other person admitted as a Member of the Company under this Agreement.

“Mill Assets” is defined in Section 3.4.

“Mill Property” means all real property interests described in Paragraph 1.1 of Exhibit A-2 now owned or hereafter acquired and held subject to this Agreement.

“Milling” means the process or processes by which uranium is extracted from ore pursuant to a license issued by the NRC or by a State acting pursuant to an agreement with the NRC.

“Mining” means the extracting, producing, beneficiating or handling of Products by means of conventional shaft mining technology.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Gain” and “Net Loss” means, except as specified below, for each Fiscal Year or other period, the income or loss of the Company for “book” or “capital account” purposes under Treas. Reg. §1.704-1(b)(2)(iv).  In particular, but without limitation, for each Allocation Period, “Net Gain” or “Net Loss” shall mean the Company’s taxable income or loss for such Allocation Period, determined in accordance with Section 703(a) of the Code (it being understood that for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in such taxable income or loss), with the following modifications:

(i)

income, gain or loss from, and cost recovery, amortization or depreciation deductions with respect to, any Book Property shall be computed by reference to the value of such Book Property as set forth in the books of the Company, all in accordance with the principles of Treas. Reg. §1.704-1(b)(2)(iv)(g), notwithstanding that the adjusted tax basis of such Book Property differs from such value;

(ii)

any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Gain or Net Loss pursuant to this definition shall be included in computing such Net Gain or Net Loss;

(iii)

any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(f) expenditures pursuant to Treas. Reg. §1.704-1(b)(2)(iv)(i) and that are not otherwise taken into account in computing Net Gain or Net Loss pursuant to this definition shall be treated as items of expense in computing such Net Gain or Net Loss;

(iv)

in the event that the value of any Company property is adjusted pursuant to Treas. Reg. §1.704-1(b)(2)(iv)(f), the amount of such adjustment shall be taken into account as gain or loss (as the case may be) from the disposition of such property for purposes of computing Net Gain and Net Loss;

(v)

to the extent (and only to the extent) that an adjustment made to the adjusted tax basis of any Company asset pursuant to Section 732, Section 734 or Section 743 of the Code is required to be taken into account in determining Capital Accounts pursuant to Treas. Reg. §1.704-1(b)(2)(iv)(m), the amount of such adjustment shall be treated as an item of gain or loss (as the case may be) for purposes of computing Net Gain or Net Loss; and

all items of Company gross income, gain, loss, deduction or expense for such Allocation Period that are specially allocated pursuant to Section 4.2(b) shall be disregarded in computing such taxable income or loss (but the amount of such items available for allocation under Section 4.2(b) shall be determined by applying rules analogous to the modifications set forth in clauses (i) through (v) above).

“Notices” is defined in Section 20.1.

“NRC” means the United States Nuclear Regulatory Commission, or any successor agency thereto, or any State of the United States exercising authority under an Agreement with the NRC authorized under Section 274b of the Atomic Energy Act of 1954, as amended.

“NRC License” means a license issued by the NRC, or by a State exercising authority under an Agreement with the NRC, for a uranium mill authorizing milling and processing Operations or other processing which results in production of source materials and/or 11(e)(2) byproduct material as defined in the Atomic Energy Act of 1954, as amended.

“Offered Project Interest” is defined in Section 15.1(a).

“Operations” means the activities carried out by or on behalf of the Company under this Agreement.

“Ownership Interest” means the percentage interest representing the ownership interest of a Member in the Company, and all other rights and obligations arising under this Agreement, as set forth in Section  and in the Schedule of Members.

“Parent Guaranty” means the Parent Guaranty by Strathmore Minerals Corp. in the form of Exhibit E-1, the Parent Guaranty by Sumitomo Corporation in the form of Exhibit E-2 and the Parent Guaranty by Sumitomo Corporation of America in the form of Exhibit E-3, each dated as of the Effective Date.

“Permit” means any permit, license, approval or other authorization from any federal, tribal, state or local governmental or quasi governmental authority (including without limitation, any NRC License or other regulatory licenses that must be obtained prior to commencing construction or operation required in order to conduct Operations within and at the Properties or to hold, sell or transfer Products.

“Permit Approval” means obtaining all material Permits required for Operations (including, without limitation, an NRC License with respect to operation of a mill for milling and processing Products, in the event that the Members mutually determine pursuant to Section 3.4 that the Mill Property be contributed to the Company) in a form that contains only conditions that are fully within the Manager’s or the Company’s control to meet or perform.  Permit Approval shall be deemed to occur on the date the last of such Permits is obtained or granted.

“Permitted Indebtedness” means (i) any Indebtedness expressly authorized by a duly adopted Program and Budget, (ii) trade payables incurred in the ordinary course in connection with expenses covered by a duly adopted Program and Budget, (iii) any Capital Leases (as defined  in GAAP) of equipment to the extent such expenditure is contemplated by a duly adopted Program and Budget, (iv) ordinary course liabilities not materially past due to employees (for payroll and benefits), utilities, taxing authorities, (v) guarantees, reimbursement obligations for letters of credit, performance bonds and surety bonds issued or obtained by the Company in the ordinary course of business, and (vi) credit card debt and other miscellaneous unsecured Indebtedness not exceeding $50,000 at any one time.

“Permitted Lien” means (i) any Lien or other Encumbrance authorized in a duly adopted Program and Budget, (ii) any Approved Title Exception, (iii) mechanics’ and materialmen’s liens for amounts not past due or which are being contested in good faith in accordance with applicable procedures that do not subject the Properties to a risk of foreclosure or forfeiture (and as to which appropriate reserves shall have been established), (iv) deposits under worker’s compensation, unemployment insurance and social security and similar laws or to secure statutory obligations or surety, appeal, performance or other similar bonds (other than completion bonds), in each case incurred in the ordinary course of business; (v) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced and is being prosecuted in good faith (and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which appropriate reserves have been established; (vi) Liens for taxes, assessments or other governmental charges or levies the validity or amount of which is not yet due or is currently being contested in good faith by appropriate proceedings and which the Manager determines in good faith will be settled for an amount not in excess of the budgeted amount therefor plus not more than 25% of any available contingency (and the same do not subject the Properties to a risk of foreclosure or forfeiture); (vii) Liens arising by virtue of any statutory or common law provision relating to banker’s Liens, rights of setoff or similar rights with respect to deposit accounts; and (viii) easements, rights of way, restrictions, minor defects or irregularities in title and other similar encumbrances on real property which do not materially detract from the value of the property subject thereto or interfere with ordinary conduct of business of the Company.

“Person” means any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

“Positive Final Investment Decision” is defined in Section 3.3(a).

“Products” means all extracted and processed uranium ore and all resulting U3O8 milled and processed on behalf of the Company from the Properties.

“Program” means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Manager for a period determined by the Management Committee.

“Program Period” means the time period covered by an adopted Program and Budget.

“Project” means the Development and Mining Operations, including construction of improvements on the Roca Honda Property (and, if the Members mutually determine pursuant to Section 3.4 that the Mill Property be contributed to the Company, the Mill Property), and sale of Products more particularly described in Section 2.3 of the Agreement, and all other Operations contemplated or required under the Agreement.

“Project Agreement” is defined in Section 15.1(a).

“Project Construction Contracts” means any engineering, procurement and construction contract; engineering, procurement and construction management agreement; design-build contract; lump-sum turnkey contract or other contract or series of related contracts to be entered into by the Company after a Positive Final Investment Decision by each Member for the installation of mine shafts and construction, installation or erection of a processing plant and related support facilities and infrastructure in order to extract and process Products into a saleable form.

“Project Offer Notice” is defined in Section 15.1(a).

“Project Option Period” is defined in Section 15.1(a).

“Properties” means the Roca Honda Property and the Mill Property.

“Regional Mill” means the plant for Milling which shall be constructed, owned and operated by STRATHMORE or its Affiliate in the Ambrosia Lake area.

“Roca Honda Property” means all real property interests described in Paragraph 1.1 of Exhibit A now owned or hereafter acquired and held subject to this Agreement.

“Roca Honda Property Conveyance Documents” is defined in Section 3.1(a).

“Rules” is defined in Section 19.2.

“S&P” means Standard & Poor’s.

“Sales and Marketing Agreement” is defined in Section 4 of Exhibit G.

“SCC” is defined in the preamble to this Agreement.

“SNEH” is defined in the preamble to this Agreement.

“STRATHMORE” is defined in the preamble to this Agreement.

“STRATHMORE Initial Contribution Amount” is defined in Section 3.1(a).

“Submitting Party” is defined in Section 19.3.

“SUMITOMO” is defined in the preamble to this Agreement.

“Tax Matters Partners” is defined in Section 11.2(o).

“Tolling Agreement” is defined in Section 3.2.

“Transfer” means, when used as a verb, to sell, grant, assign or create an Encumbrance, pledge or otherwise convey an Ownership Interest in the Company, or dispose of or commit to do any of the foregoing, either directly or indirectly; and, when used as a noun, means such a sale, grant, assignment, Encumbrance, pledge or other conveyance or disposition, or such an arrangement.  Notwithstanding the foregoing, the term “Transfer” shall not be deemed to include any merger, acquisition, takeover, arrangement, amalgamation or other form of business combination of Strathmore Minerals Corp., a Canadian public company, by one or more third parties.

“Uranium Per Pound Profit” is defined in Section 5 of Exhibit G.

EXHIBIT D

INSURANCE

The Manager shall, at all times while conducting Operations, comply fully with the applicable workers’ compensation laws and purchase, or provide protection for the Company comparable to that provided under standard form insurance policies for the following risk categories: (i) comprehensive public liability and property damage with combined limits of not less than $1,000,000 for bodily injury and property damage; (ii) automobile insurance with combined limits of not less than $1,000,000; (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations; and (iv) nuclear liability, to the extent available on commercially reasonable terms that are commensurate with the relative benefit of maintaining such coverage based upon the activities of the Company and its exposure to risk of such liability at the time.

EXHIBIT E-1

PARENT COMPANY GUARANTY

PARENT GUARANTY (as amended, supplemented or modified from time to time, this “Agreement”), dated as of July 26, 2007 (the “Effective Date”), by STRATHMORE MINERALS CORP. (“Parent” or “Guarantor”) in favor of the Beneficiaries (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Strathmore Resources U.S., Ltd. (“Subsidiary Member”), SC Clean Energy, Inc. (“SCC”) and Summit New Energy Holding, LLC (“SNEH”) (SCC and SNEH collectively, “SUMITOMO”) have formed, on or before the Effective Date, Roca Honda Resources, LLC, a Delaware limited liability company (the “Company”), and have entered into a Limited Liability Company Agreement dated as of the Effective Date (the “LLC Agreement”) with respect to the Company;

WHEREAS, it is a condition precedent to the entering into of the LLC Agreement that Parent execute and deliver this Agreement and that Sumitomo Corporation and Sumitomo Corporation of America, respectively, execute and deliver a Parent Guaranty, in form substantially the same as this Agreement (the “Sumitomo Parent Guaranty Agreement”); and

WHEREAS, Parent is willing to execute and deliver this Agreement in exchange for the Sumitomo Parent Guaranty Agreement;

NOW, THEREFORE, it is agreed:

1.

Certain Defined Terms.

(a)

Capitalized terms not otherwise defined herein shall have the meanings assigned in the LLC Agreement.

(b)

As used herein, the following terms shall have the following meanings:

“Beneficiaries” shall mean Sumitomo Corporation, a Japanese corporation (“SCC Parent”), SCC, Sumitomo Corporation of America (“SNEH Parent”), SNEH and the Company.

“Guaranteed Obligations” shall mean the obligations of Subsidiary Member under the LLC Agreement guaranteed by Guarantor pursuant to Section 2.

(c)

References to “Sections” if not otherwise specified shall be to the Section of this Agreement.

2.

Guaranty.  Guarantor does hereby unconditionally (except as provided herein) guarantee to Beneficiaries, their successors and assigns, the complete and timely performance of all the obligations, terms and conditions to be carried out or performed by Subsidiary Member under the LLC Agreement.  Subsidiary Member shall perform all of its obligations contained in the LLC Agreement and if it shall fail to perform the LLC Agreement or commits any breach thereof, Guarantor shall itself perform on the simple demand of one or more of the Beneficiaries or take whatever steps as may be necessary to achieve performance of the obligations of Subsidiary Member under the LLC Agreement and shall be responsible for any obligations, damages, costs and expenses whatsoever arising from the said failure or breach for which Subsidiary Member was liable thereunder, as if Guarantor were the original obligor, and provided that Guarantor shall thereupon succeed to the benefits of Subsidiary Member under the LLC Agreement, including but not limited to any limitations of liability, indemnities or rights of reimbursement that Subsidiary Member is entitled to under the LLC Agreement.  This Guarantee shall continue in force notwithstanding any alterations to or delegations from the LLC Agreement until all of Subsidiary Member’s obligations thereunder have been performed.

3.

Guarantor as Primary Obligor.  The foregoing Guarantee shall be interpreted to mean Guarantor shall be responsible to the Company for the true and faithful performance of the LLC Agreement in the manner and to the same extent as if Guarantor had originally executed the LLC Agreement in place of Subsidiary Member.  Should there be any default in the LLC Agreement on the part of Subsidiary Member, the Company has the right to proceed immediately against Guarantor without first proceeding against Subsidiary Member.

4.

Limitations.

(a)

Notwithstanding anything contained herein, in no event shall the aggregate of the obligations and liability of Guarantor and Subsidiary Member be greater than the obligations and liability of Subsidiary Member under the LLC Agreement with Company; provided that the obligations and liability of the Guarantor under this Guarantee shall not be discharged or released by reason of the discharge or release of Subsidiary Member in bankruptcy, receivership or other proceedings, a disaffirmation or rejection of the LLC Agreement, or any of them, by Subsidiary Member or a trustee, custodian or other representative in bankruptcy, or any other stay or other enforcement restriction, or other reduction, modification, impairment or limitation of liability or remedy of the Company that would not have been applicable if Guarantor was the original obligor under the LLC Agreement (such as, for example, a lack of corporate authority of the Subsidiary Member).

(b)

Guarantor’s obligation to contribute funds shall extend to any expenditure required to achieve Environmental Compliance, whether or not such expenditures occur during the term of the LLC Agreement or thereafter as a result of Operations under the LLC Agreement; provided that the maximum amount for which Guarantor shall be liable pursuant to this sentence shall not exceed the sum of all distributions received by Subsidiary Member under the LLC Agreement minus any amount previously funded by such Member for environmental remediation.

5.

Waivers and Agreements to Preserve Enforceability of Agreement.

(a)

Guarantor agrees, except to the extent expressly set forth herein, that its obligations hereunder are irrevocable and shall not be subject to any limitation, impairment or discharge for any reason, including any circumstance which constitutes a legal or equitable discharge of a guarantor or surety.

(b)

Except as expressly provided in this Agreement, Guarantor hereby waives notice of acceptance of this Agreement, presentment, notices of default, nonpayment, partial payments and protest, all other notices or formalities, any right to require prosecution of collection or remedies against any person or entity or to pursue any other remedy in its power.

(c)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) notice of the creation or existence of any Guaranteed Obligations; (ii) notice of the amount of the Guaranteed Obligations; (iii) notice of any adverse change in the financial condition of the Company or any Beneficiary or of any other fact that might increase Guarantor’s risk hereunder; and (iv) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled.

(d)

To the maximum extent permitted by law, Guarantor hereby waives the right by statute or otherwise to require the Company or any Beneficiary to institute suit against Subsidiary Member or to exhaust any rights and remedies which the Company or any Beneficiary has or may have against Subsidiary Member.  In this regard, Guarantor agrees that it is bound to the payment and performance of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Company by Guarantor.  Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Subsidiary Member or by reason of the cessation from any cause whatsoever of the liability of Subsidiary Member in respect thereof.

(e)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) any rights to assert against the Company or any Beneficiary any defense (legal or equitable), set-off, counterclaim or claim which Guarantor may now or at any time hereafter have against Subsidiary Member or any other party liable to the Company or any Beneficiary; (ii) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense based upon or arising out of an election of remedies by the Company or any Beneficiary; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(f)

All rights of Guarantor against Subsidiary Member arising as a result of any payment by Guarantor hereunder, whether by way of right of subrogation, contribution or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by Guarantor unless and until, the prior final and indefeasible payment in full of all the Guaranteed Obligations.

(g)

This Agreement is a continuing guaranty and shall remain in effect until all of the obligations arising under this Agreement have been paid in full or otherwise satisfied or indefeasibly discharged.  To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Agreement as to future obligations.  If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by the Company and SUMITOMO, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension or renewal thereof, or other change in the terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Company in existence on the date of such revocation and (iv) such a revocation shall constitute an election by Subsidiary Member to forfeit its entire Ownership Interest under the LLC Agreement to SUMITOMO, as provided in the LLC Agreement.

(h)

Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Company or SUMITOMO may, by action or inaction:

(i)

compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce any Guaranteed Obligations under the LLC Agreement;

(ii)

grant waivers and other indulgences to Subsidiary Member in respect of the LLC Agreement;

(iii)

amend or modify in any manner and at any time (or from time to time) the LLC Agreement pursuant to its terms;

(iv)

increase or decrease at any time (or from time to time) the amount of the Guaranteed Obligations and any amounts owing in connection therewith; or

(v)

release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

(i)

Guarantor waives any defense to payment or performance hereunder based on the Company not being in privity with Subsidiary Member and waives any defense to payment or performance hereunder arising from the damages being suffered by the Company hereunder resulting from a breach of an obligation between the Company and Subsidiary Member.

6.

Payments.  All payments required to be made pursuant to this Agreement shall be made in full in United States Dollars and in immediately available funds, free and clear of any and all taxes, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any taxing authority in any jurisdiction.

7.

Representations.  Guarantor hereby makes the following representations, warranties and agreements:

(a)

Guarantor is a duly organized and validly existing corporation in good standing under the laws of the Province of British Columbia, Canada, and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

(b)

Guarantor has the full power and authority to execute, deliver and perform the terms and provisions of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.  Guarantor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)

Neither the execution, delivery or performance by Guarantor of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it maybe subject or (iii) will violate any provision of any of its organizational documents, which could reasonably be expected to (A) have a materially adverse effect on its assets, business, operations, properties, liabilities, profits or condition (financial or otherwise), (B) result in a material impairment of its ability to perform any of its material obligations under this Agreement or (C) result in a material impairment of the material rights, remedies or benefits available to the Company and the Beneficiaries under this Agreement.

(d)

No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or any other action by, any Governmental Authority is or will be required to authorize, or is required (i) in connection with the execution, delivery and performance of this Agreement or (ii) to ensure the legality, validity, binding effect or enforceability of this Agreement.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened (i) with respect to this Agreement or (ii) that could reasonably be expected to (A) materially and adversely affect its business, operations, property, assets, liabilities or condition (financial or otherwise) or (B) have a material adverse effect on the rights or remedies of the Company and the Beneficiaries or on the ability of Guarantor to perform its obligations under this Agreement.

(f)

Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent that such noncompliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on either (i) its business, operations, property, assets, liabilities or condition (financial or otherwise) or (ii) the rights or remedies of the Company and the Beneficiaries under this Agreement or on its ability to perform its obligations under this Agreement.

8.

Miscellaneous Provisions.

(a)

No failure or delay on the part of the Company or any Beneficiaries in exercising any right, power or privilege under this Agreement and no course of dealing between or among any of the Company, Guarantor, Subsidiary Member or SUMITOMO shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights, powers and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies which the Company or any Beneficiaries would otherwise have.  No notice to or demand on any of  the Company, any Beneficiary, Guarantor or Subsidiary Member in any case shall entitle such person to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Company to any other or further action in any circumstances without notice or demand.

(b)

This Agreement shall be binding upon Guarantor, and its successors and assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns.  No Governmental Authority or other person shall be a third party beneficiary hereof or shall have any rights hereunder.

(c)

This Agreement is expressly made for the benefit of the Beneficiaries.  Neither this Agreement nor any provision hereof may be changed, modified, amended or waived except with the prior written consent of the Beneficiaries and Guarantor.

(d)

All notices and other communication under this Agreement shall be in writing, and shall be addressed respectively as follows:

If to the Company:	Roca Honda Resources, LLC 4001 Office Court, Suite 602 Santa Fe, New Mexico 87507, USA
Attention:	Manager – Rock Honda Project
Telephone:	1-505-474-6646
Facsimile:	1-505-474-6066
With a Copy to SUMITOMO.
If to SUMITOMO:	Sumitomo Corporation 1-8-11 Harumi, Chuoku Tokyo 104-8610, Japan
Attention:	General Manager, Nuclear Energy Dept.
Telephone:	011-81-3-5166-4500
Facsimile:	011-81-3-5166-9001
With a Copy to:	Sumitomo Corporation of America 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA
Attention:	Director, Unit Head, Carbon & Steel
& Raw Materials Unit
Telephone:	1-412-391-9682
Facsimile:	1-412-391-9750
If to Guarantor:	Strathmore Minerals Corp. 2420 Watt Court Riverton, Wyoming 82501, USA
Attention:	David Miller, President & COO
Telephone:	1-307-856-8080
Facsimile:	1-307-856-8084
With a Copy to:	Strathmore Minerals Corp. 700-1620 Dickson Avenue Kelowna V1Y 9Y2, British Columbia Canada
Attention:	Steven N. Khan
Telephone:	1-250-868-8445
Facsimile:	1-250-868-8493

All Notices shall be given (a) by personal delivery to the addressee, (b) by electronic communication, capable of producing a printed transmission and confirmation of delivery, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service.  All notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt.  Any party may change its address by notice to the other parties.

(a)

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE BENEFICIARIES AND GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK AND STATE OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.  EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH.  PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 8(d), SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.

(ii)

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (ii) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(iii)

Guarantor hereby irrevocably appoints Blake, Cassels & Graydon (U.S.) LLP, 126 East 56th Street, New York, New York 10022-3613, USA as its agent for service of process at the address shown in Section 8(d) and represents that such agent has accepted such appointment.

(b)

If Guarantor shall default in the payment of any amount becoming due under this Agreement, it  shall on demand from time to time pay interest, to the extent permitted by law, directly to the Company on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to 4% per annum in excess of the prime rate from time to time, as reported in the “Money Rates” section of The Wall Street Journal.

(c)

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

STRATHMORE MINERALS CORP.

By:  __________________________________

Name:  Dev Randhawa

Title:    Chairman & CEO

ACCEPTED AND AGREED BY BENEFICIARIES:

SUMITOMO CORPORATION

By:  _____________________________

Name:  Iwao Okamoto

Title:    Senior Managing Executive Officer

SUMITOMO CORPORATION
    OF AMERICA

By:  _____________________________

Name:  Susumu Ishihara

Title:    Senior Vice President,

Mineral Resources & Energy Group

STRATHMORE RESOURCES U.S., LTD.,
as Manager on behalf of
ROCA HONDA RESOURCES, LLC

By:  _____________________________

Name:  David Miller

Title:    President & COO

SC CLEAN ENERGY, INC.

By:  _____________________________

Name:  Shinzo Kosaka

Title:    President & CEO

SUMMIT NEW ENERGY HOLDING, LLC

By:  _____________________________

Name:  Susumu Ishihara

Title:    President

EXHIBIT E-2

PARENT COMPANY GUARANTY

PARENT GUARANTY (as amended, supplemented or modified from time to time, this “Agreement”), dated as of July 26, 2007 (the “Effective Date”), by SUMITOMO CORPORATION (“Parent” or “Guarantor”) in favor of the Beneficiaries (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, SC Clean Energy, Inc. “Subsidiary Member”), Summit New Energy Holding, LLC and Strathmore Resources U.S., Ltd,. (“STRATHMORE”) have formed, on or before the Effective Date, Roca Honda Resources, LLC, a Delaware limited liability company (the “Company”), and have entered into a Limited Liability Company Agreement dated as of the Effective Date (the “LLC Agreement”) with respect to the Company;

WHEREAS, it is a condition precedent to the entering into of the LLC Agreement that Parent execute and deliver this Agreement and that Strathmore Minerals Corp. execute and deliver a Parent Guaranty, in form substantially the same as this Agreement (the “Strathmore Parent Guaranty Agreement”); and

WHEREAS, Parent is willing to execute and deliver this Agreement in exchange for the Strathmore Parent Guaranty Agreement;

NOW, THEREFORE, it is agreed:

1.

Certain Defined Terms.

(a)

Capitalized terms not otherwise defined herein shall have the meanings assigned in the LLC Agreement.

(b)

As used herein, the following terms shall have the following meanings:

“Beneficiaries” shall mean Strathmore Minerals Corp., a British Columbia corporation (“STRATHMORE Parent”), STRATHMORE and the Company.

“Guaranteed Obligations” shall mean the obligations of Subsidiary Member under the LLC Agreement guaranteed by Guarantor pursuant to Section 2.

(c)

References to “Sections” if not otherwise specified shall be to the Section of this Agreement.

2.

Guaranty.  Guarantor does hereby unconditionally (except as provided herein) guarantee to Beneficiaries, their successors and assigns, the complete and timely performance of all the obligations, terms, and conditions to be carried out or performed by Subsidiary Member under the LLC Agreement.  Subsidiary Member shall perform all of its obligations contained in the LLC Agreement and if it shall fail to perform the LLC Agreement or commits any breach thereof, Guarantor shall itself perform on the simple demand of one or more of the Beneficiaries or take whatever steps as may be necessary to achieve performance of the obligations of Subsidiary Member under the LLC Agreement and shall be responsible for any obligations, damages, costs and expenses whatsoever arising from the said failure or breach for which Subsidiary Member was liable thereunder, as if Guarantor were the original obligor, and provided that Guarantor shall thereupon succeed to the benefits of Subsidiary Member under the LLC Agreement, including but not limited to any limitations of liability, indemnities or rights of reimbursement that Subsidiary Member is entitled to under the LLC Agreement.  This Guarantee shall continue in force notwithstanding any alterations to or delegations from the LLC Agreement until all of Subsidiary Member’s obligations thereunder have been performed.

3.

Guarantor as Primary Obligor.  The foregoing Guarantee shall be interpreted to mean Guarantor shall be responsible to the Company for the true and faithful performance of the LLC Agreement in the manner and to the same extent as if Guarantor had originally executed the LLC Agreement in place of Subsidiary Member.  Should there be any default in the LLC Agreement on the part of Subsidiary Member, the Company has the right to proceed immediately against Guarantor without first proceeding against Subsidiary Member.

4.

Limitations.

(a)

Notwithstanding anything contained herein, in no event shall the aggregate of the obligations and liability of Guarantor and Subsidiary Member be greater than the obligations and liability of Subsidiary Member under the LLC Agreement with Company; provided that the obligations and liability of the Guarantor under this Guarantee shall not be discharged or released by reason of the discharge or release of Subsidiary Member in bankruptcy, receivership or other proceedings, a disaffirmation or rejection of the LLC Agreement, or any of them, by Subsidiary Member or a trustee, custodian or other representative in bankruptcy, or any other stay or other enforcement restriction, or other reduction, modification, impairment or limitation of liability or remedy of the Company that would not have been applicable if Guarantor was the original obligor under the LLC Agreement (such as, for example, a lack of corporate authority of Subsidiary Member).

(b)

Guarantor’s obligation to contribute funds shall extend to any expenditure required to achieve Environmental Compliance, whether or not such expenditures occur during the term of the LLC Agreement or thereafter as a result of Operations under the LLC Agreement; provided that the maximum amount for which Guarantor shall be liable pursuant to this sentence shall not exceed the sum of all distributions received by Subsidiary Member under the LLC Agreement minus any amount previously funded by such Member for environmental remediation.

5.

Waivers and Agreements to Preserve Enforceability of Agreement.

(a)

Guarantor agrees, except to the extent expressly set forth herein, that its obligations hereunder are irrevocable and shall not be subject to any limitation, impairment or discharge for any reason, including any circumstance which constitutes a legal or equitable discharge of a guarantor or surety.

(b)

Except as expressly provided in this Agreement, Guarantor hereby waives notice of acceptance of this Agreement, presentment, notices of default, nonpayment, partial payments and protest, all other notices or formalities, any right to require prosecution of collection or remedies against any person or entity or to pursue any other remedy in its power.

(c)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) notice of the creation or existence of any Guaranteed Obligations; (ii) notice of the amount of the Guaranteed Obligations; (iii) notice of any adverse change in the financial condition of the Company or any Beneficiary or of any other fact that might increase Guarantor’s risk hereunder; and (iv) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled.

(d)

To the maximum extent permitted by law, Guarantor hereby waives the right by statute or otherwise to require the Company or any Beneficiary to institute suit against Subsidiary Member or to exhaust any rights and remedies which the Company or any Beneficiary has or may have against Subsidiary Member.  In this regard, Guarantor agrees that it is bound to the payment and performance of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Company by Guarantor.  Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Subsidiary Member or by reason of the cessation from any cause whatsoever of the liability of Subsidiary Member in respect thereof.

(e)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) any rights to assert against the Company or any Beneficiary any defense (legal or equitable), set-off, counterclaim or claim which Guarantor may now or at any time hereafter have against Subsidiary Member or any other party liable to the Company or any Beneficiary; (ii) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense based upon or arising out of an election of remedies by the Company or any Beneficiary; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(f)

All rights of Guarantor against Subsidiary Member arising as a result of any payment by Guarantor hereunder, whether by way of right of subrogation, contribution or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by Guarantor unless and until, the prior final and indefeasible payment in full of all the Guaranteed Obligations.

(g)

This Agreement is a continuing guaranty and shall remain in effect until all of the obligations arising under this Agreement have been paid in full or otherwise satisfied or indefeasibly discharged.  To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Agreement as to future obligations.  If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by the Company and STRATHMORE, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension or renewal thereof, or other change in the terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Company in existence on the date of such revocation and (iv) such a revocation shall constitute an election by Subsidiary Member to forfeit their entire Ownership Interests under the LLC Agreement to STRATHMORE, as provided in the LLC Agreement.

(h)

Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Company or STRATHMORE may, by action or inaction:

(i)

compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce any Guaranteed Obligations under the LLC Agreement;

(ii)

grant waivers and other indulgences to Subsidiary Member in respect of the LLC Agreement;

(iii)

amend or modify in any manner and at any time (or from time to time) the LLC Agreement pursuant to its terms;

(iv)

increase or decrease at any time (or from time to time) the amount of the Guaranteed Obligations and any amounts owing in connection therewith; or

(v)

release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

(i)

Guarantor waives any defense to payment or performance hereunder based on the Company not being in privity with Subsidiary Member and waives any defense to payment or performance hereunder arising from the damages being suffered by the Company hereunder resulting from a breach of an obligation between the Company and Subsidiary Member.

6.

Payments.  All payments required to be made pursuant to this Agreement shall be made in full in United States Dollars and in immediately available funds, free and clear of any and all taxes, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any taxing authority in any jurisdiction.

7.

Representations.  Guarantor hereby makes the following representations, warranties and agreements:

(a)

Guarantor is a duly organized and validly existing corporation in good standing under the laws of Japan and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

(b)

Guarantor has the full power and authority to execute, deliver and perform the terms and provisions of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.  Guarantor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)

Neither the execution, delivery or performance by Guarantor of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it maybe subject or (iii) will violate any provision of any of its organizational documents, which could reasonably be expected to (A) have a materially adverse effect on its assets, business, operations, properties, liabilities, profits or condition (financial or otherwise), (B) result in a material impairment of its ability to perform any of its material obligations under this Agreement or (C) result in a material impairment of the material rights, remedies or benefits available to the Company and the Beneficiaries under this Agreement.

(d)

No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or any other action by, any Governmental Authority is or will be required to authorize, or is required (i) in connection with the execution, delivery and performance of this Agreement or (ii) to ensure the legality, validity, binding effect or enforceability of this Agreement.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened (i) with respect to this Agreement or (ii) that could reasonably be expected to (A) materially and adversely affect its business, operations, property, assets, liabilities or condition (financial or otherwise) or (B) have a material adverse effect on the rights or remedies of the Company and the Beneficiaries or on the ability of Guarantor to perform its obligations under this Agreement.

(f)

Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent that such noncompliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on either (i) its business, operations, property, assets, liabilities or condition (financial or otherwise) or (ii) the rights or remedies of the Company and the Beneficiaries under this Agreement or on its ability to perform its obligations under this Agreement.

8.

Miscellaneous Provisions.

(a)

No failure or delay on the part of the Company or any Beneficiary in exercising any right, power or privilege under this Agreement and no course of dealing between or among any of the Company, Guarantor, Subsidiary Member or SUMITOMO shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights, powers and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies which the Company or any Beneficiary would otherwise have.  No notice to or demand on any of the Company, any Beneficiary, Guarantor or Subsidiary Member in any case shall entitle such person to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Company to any other or further action in any circumstances without notice or demand.

(b)

This Agreement shall be binding upon Guarantor, and its successors and assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns.  No Governmental Authority or other person shall be a third party beneficiary hereof or shall have any rights hereunder.

(c)

This Agreement is expressly made for the benefit of the Beneficiaries.  Neither this Agreement nor any provision hereof may be changed, modified, amended or waived except with the prior written consent of the Beneficiaries and Guarantor.

(d)

All notices and other communication under this Agreement shall be in writing, and shall be addressed respectively as follows:

If to the Company:	Roca Honda Resources, LLC 4001 Office Court, Suite 602 Santa Fe, New Mexico 87507, USA
Attention:	Manager – Roca Honda Project
Telephone:	1-505-474-6646
Facsimile:	1-505-474-6066
With a Copy to STRATHMORE.
If to STRATHMORE:	Strathmore Minerals Corp. 2420 Watt Court Riverton, Wyoming 82501, USA
Attention:	David Miller, President & COO
Telephone:	1-307-856-8080
Facsimile:	1-307-856-8084
With a Copy to:	Strathmore Minerals Corp. 700-1620 Dickson Avenue Kelowna V1Y 9Y2, British Columbia Canada
Attention:	Steven N. Khan
Telephone:	1-250-868-8445
Facsimile:	1-250-868-8493
If to Guarantor:	Sumitomo Corporation 1-8-11 Harumi, Chuoku Tokyo 104-8610, Japan
Attention:	General Manager, Nuclear Energy Dept.
Telephone:	81-3-5166-4500
Facsimile:	81-3-5166-9001
With a Copy to:	Sumitomo Corporation of America 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA
Attention:	Director, Unit Head, Carbon & Steel Raw Materials Unit
Telephone:	1-412-391-9682
Facsimile:	1-412-391-9750

All Notices shall be given (a) by personal delivery to the addressee, (b) by electronic communication, capable of producing a printed transmission and confirmation of delivery, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service.  All notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt.  Any party may change its address by notice to the other parties.

(e)

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE BENEFICIARIES AND GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK AND STATE OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.  EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH.  PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 8(d), SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.

(ii)

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (ii) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(iii)

Guarantor hereby irrevocably appoints Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Attention:  Michael A. Doherty, Esq., as its agent for service of process at the address shown in Section 8(d) and represents that such agent has accepted such appointment.

(f)

If Guarantor shall default in the payment of any amount becoming due under this Agreement, it  shall on demand from time to time pay interest, to the extent permitted by law, directly to the Company on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to 4% per annum in excess of the prime rate from time to time, as reported in the “Money Rates” section of The Wall Street Journal.

(g)

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

SUMITOMO CORPORATION

By:  __________________________________

Name:  Iwao Okamoto

Title:    Senior Managing Executive Officer

ACCEPTED AND AGREED BY BENEFICIARIES:

STRATHMORE MINERALS CORP.

By:  _____________________________

Name:  Dev Randhawa

Title:    Chairman & CEO

STRATHMORE RESOURCES U.S., LTD.,
as Manager on behalf of ROCA HONDA
RESOURCES, LLC

By:  _____________________________

Name:  David Miller

Title:    President & COO

STRATHMORE RESOURCES U.S., LTD.

By:  _____________________________

Name:  David Miller

Title:    President & COO

EXHIBIT E-3

PARENT COMPANY GUARANTY

PARENT GUARANTY (as amended, supplemented or modified from time to time, this “Agreement”), dated as of July 26, 2007 (the “Effective Date”), by SUMITOMO CORPORATION OF AMERICA (“Parent” or “Guarantor”) in favor of the Beneficiaries (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Summit New Energy Holding, LLC (“Subsidiary Member”), SC Clean Energy, Inc. and Strathmore Resources U.S., Ltd. (“STRATHMORE”) have formed, on or before the Effective Date, Roca Honda Resources, LLC, a Delaware limited liability company (the “Company”), and have entered into a Limited Liability Company Agreement dated as of the Effective Date (the “LLC Agreement”) with respect to the Company;

WHEREAS, it is a condition precedent to the entering into of the LLC Agreement that Parent execute and deliver this Agreement and that Strathmore Minerals Corp. execute and deliver a Parent Guaranty, in form substantially the same as this Agreement (the “Strathmore Parent Guaranty Agreement”); and

WHEREAS, Parent is willing to execute and deliver this Agreement in exchange for the Strathmore Parent Guaranty Agreement;

NOW, THEREFORE, it is agreed:

1.

Certain Defined Terms.

(a)

Capitalized terms not otherwise defined herein shall have the meanings assigned in the LLC Agreement.

(b)

As used herein, the following terms shall have the following meanings:

“Beneficiaries” shall mean Strathmore Minerals Corp., a British Columbia corporation (“STRATHMORE Parent”), STRATHMORE and the Company.

“Guaranteed Obligations” shall mean the obligations of Subsidiary Member under the LLC Agreement guaranteed by Guarantor pursuant to Section 2.

(c)

References to “Sections” if not otherwise specified shall be to the Section of this Agreement.

2.

Guaranty.  Guarantor does hereby unconditionally (except as provided herein) guarantee to Beneficiaries, their successors and assigns, the complete and timely performance of all the obligations, terms, and conditions to be carried out or performed by Subsidiary Member under the LLC Agreement.  Subsidiary Member shall perform all of its obligations contained in the LLC Agreement and if it shall fail to perform the LLC Agreement or commits any breach thereof, Guarantor shall itself perform on the simple demand of one or more of the Beneficiaries or take whatever steps as may be necessary to achieve performance of the obligations of Subsidiary Member under the LLC Agreement and shall be responsible for any obligations, damages, costs and expenses whatsoever arising from the said failure or breach for which the Subsidiary Member was liable thereunder, as if Guarantor were the original obligor, and provided that Guarantor shall thereupon succeed to the benefits of Subsidiary Member under the LLC Agreement, including but not limited to any limitations of liability, indemnities or rights of reimbursement that Subsidiary Member is entitled to under the LLC Agreement.  This Guarantee shall continue in force notwithstanding any alterations to or delegations from the LLC Agreement until all of Subsidiary Member’s obligations thereunder have been performed.

3.

Guarantor as Primary Obligor.  The foregoing Guarantee shall be interpreted to mean Guarantor shall be responsible to the Company for the true and faithful performance of the LLC Agreement in the manner and to the same extent as if Guarantor had originally executed the LLC Agreement in place of Subsidiary Member.  Should there be any default in the LLC Agreement on the part of Subsidiary Member, the Company has the right to proceed immediately against Guarantor without first proceeding against Subsidiary Member.

4.

Limitations.

(a)

Notwithstanding anything contained herein, in no event shall the aggregate of the obligations and liability of Guarantor and Subsidiary Member be greater than the obligations and liability of Subsidiary Member under the LLC Agreement with Company; provided that the obligations and liability of the Guarantor under this Guarantee shall not be discharged or released by reason of the discharge or release of Subsidiary Member in bankruptcy, receivership or other proceedings, a disaffirmation or rejection of the LLC Agreement, or any of them, by Subsidiary Member or a trustee, custodian or other representative in bankruptcy, or any other stay or other enforcement restriction, or other reduction, modification, impairment or limitation of liability or remedy of the Company that would not have been applicable if Guarantor was the original obligor under the LLC Agreement (such as, for example, a lack of corporate authority of Subsidiary Member).

(b)

Guarantor’s obligation to contribute funds shall extend to any expenditure required to achieve Environmental Compliance, whether or not such expenditures occur during the term of the LLC Agreement or thereafter as a result of Operations under the LLC Agreement; provided that the maximum amount for which Guarantor shall be liable pursuant to this sentence shall not exceed the sum of all distributions received by Subsidiary Member under the LLC Agreement minus any amount previously funded by such Members for environmental remediation.

5.

Waivers and Agreements to Preserve Enforceability of Agreement.

(a)

Guarantor agrees, except to the extent expressly set forth herein, that its obligations hereunder are irrevocable and shall not be subject to any limitation, impairment or discharge for any reason, including any circumstance which constitutes a legal or equitable discharge of a guarantor or surety.

(b)

Except as expressly provided in this Agreement, Guarantor hereby waives notice of acceptance of this Agreement, presentment, notices of default, nonpayment, partial payments and protest, all other notices or formalities, any right to require prosecution of collection or remedies against any person or entity or to pursue any other remedy in its power.

(c)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) notice of the creation or existence of any Guaranteed Obligations; (ii) notice of the amount of the Guaranteed Obligations; (iii) notice of any adverse change in the financial condition of the Company or any Beneficiary or of any other fact that might increase Guarantor’s risk hereunder; and (iv) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled.

(d)

To the maximum extent permitted by law, Guarantor hereby waives the right by statute or otherwise to require the Company or any Beneficiary to institute suit against Subsidiary Member or to exhaust any rights and remedies which the Company or any Beneficiary has or may have against Subsidiary Member.  In this regard, Guarantor agrees that it is bound to the payment and performance of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Company by Guarantor.  Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Subsidiary Member or by reason of the cessation from any cause whatsoever of the liability of Subsidiary Member in respect thereof.

(e)

To the maximum extent permitted by law, Guarantor hereby waives:  (i) any rights to assert against the Company or any Beneficiary any defense (legal or equitable), set-off, counterclaim or claim which Guarantor may now or at any time hereafter have against Subsidiary Member or any other party liable to the Company or any Beneficiary; (ii) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense based upon or arising out of an election of remedies by the Company or any Beneficiary; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(f)

All rights of Guarantor against Subsidiary Member arising as a result of any payment by Guarantor hereunder, whether by way of right of subrogation, contribution or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by Guarantor unless and until, the prior final and indefeasible payment in full of all the Guaranteed Obligations.

(g)

This Agreement is a continuing guaranty and shall remain in effect until all of the obligations arising under this Agreement have been paid in full or otherwise satisfied or indefeasibly discharged.  To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Agreement as to future obligations.  If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by the Company and STRATHMORE, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension or renewal thereof, or other change in the terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Company in existence on the date of such revocation and (iv) such a revocation shall constitute an election by Subsidiary Member to forfeit their entire Ownership Interests under the LLC Agreement to STRATHMORE, as provided in the LLC Agreement.

(h)

Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Company or STRATHMORE may, by action or inaction:

(i)

compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce any Guaranteed Obligations under the LLC Agreement;

(ii)

grant waivers and other indulgences to Subsidiary Member in respect of the LLC Agreement;

(iii)

amend or modify in any manner and at any time (or from time to time) the LLC Agreement pursuant to its terms;

(iv)

increase or decrease at any time (or from time to time) the amount of the Guaranteed Obligations and any amounts owing in connection therewith; or

(v)

release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

(i)

Guarantor waives any defense to payment or performance hereunder based on the Company not being in privity with Subsidiary Member and waives any defense to payment or performance hereunder arising from the damages being suffered by the Company hereunder resulting from a breach of an obligation between the Company and Subsidiary Member.

6.

Payments.  All payments required to be made pursuant to this Agreement shall be made in full in United States Dollars and in immediately available funds, free and clear of any and all taxes, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any taxing authority in any jurisdiction.

7.

Representations.  Guarantor hereby makes the following representations, warranties and agreements:

(a)

Guarantor is a duly organized and validly existing corporation in good standing under the laws of New York and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

(b)

Guarantor has the full power and authority to execute, deliver and perform the terms and provisions of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.  Guarantor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)

Neither the execution, delivery or performance by Guarantor of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it maybe subject or (iii) will violate any provision of any of its organizational documents, which could reasonably be expected to (A) have a materially adverse effect on its assets, business, operations, properties, liabilities, profits or condition (financial or otherwise), (B) result in a material impairment of its ability to perform any of its material obligations under this Agreement or (C) result in a material impairment of the material rights, remedies or benefits available to the Company and the Beneficiaries under this Agreement.

(d)

No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or any other action by, any Governmental Authority is or will be required to authorize, or is required (i) in connection with the execution, delivery and performance of this Agreement or (ii) to ensure the legality, validity, binding effect or enforceability of this Agreement.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened (i) with respect to this Agreement or (ii) that could reasonably be expected to (A) materially and adversely affect its business, operations, property, assets, liabilities or condition (financial or otherwise) or (B) have a material adverse effect on the rights or remedies of the Company and the Beneficiaries or on the ability of Guarantor to perform its obligations under this Agreement.

(f)

Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent that such noncompliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on either (i) its business, operations, property, assets, liabilities or condition (financial or otherwise) or (ii) the rights or remedies of the Company and the Beneficiaries under this Agreement or on its ability to perform its obligations under this Agreement.

8.

Miscellaneous Provisions.

(a)

No failure or delay on the part of the Company or any Beneficiary in exercising any right, power or privilege under this Agreement and no course of dealing between or among any of the Company, Guarantor, Subsidiary Member or SUMITOMO shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights, powers and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies which the Company or any Beneficiary would otherwise have.  No notice to or demand on any of the Company, any Beneficiary, Guarantor or Subsidiary Member in any case shall entitle such person to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Company to any other or further action in any circumstances without notice or demand.

(b)

This Agreement shall be binding upon Guarantor, and its successors and assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns.  No Governmental Authority or other person shall be a third party beneficiary hereof or shall have any rights hereunder.

(c)

This Agreement is expressly made for the benefit of the Beneficiaries.  Neither this Agreement nor any provision hereof may be changed, modified, amended or waived except with the prior written consent of the Beneficiaries and Guarantor.

(d)

All notices and other communication under this Agreement shall be in writing, and shall be addressed respectively as follows:

If to the Company:	Roca Honda Resources, LLC 4001 Office Court, Suite 602 Santa Fe, New Mexico 87507, USA
Attention:	Manager – Roca Honda Project
Telephone:	1-505-474-6646
Facsimile:	1-505-474-6066
With a Copy to STRATHMORE.
If to STRATHMORE:	Strathmore Minerals Corp. 2420 Watt Court Riverton, Wyoming 82501, USA
Attention:	David Miller, President & CEO
Telephone:	1-307-856-8080
Facsimile:	1-307-856-8084
With a Copy to:	Strathmore Minerals Corp. 700-1620 Dickson Avenue Kelowna V1Y 9Y2, British Columbia Canada
Attention:	Steven N. Khan
Telephone:	1-250-868-8445
Facsimile:	1-250-868-8493
If to Guarantor:	Sumitomo Corporation of America 600 Grant Street, Suite 5000 Pittsburgh, Pennsylvania 15219, USA
Attention:	Director, Unit Head, Carbon & Steel
Raw Materials Unit
Telephone:	1-412-391-9682
Facsimile:	1-412-391-9750
With a Copy to:	Sumitomo Corporation of America 600 Third Avenue New York, New York 10016, USA
Attention:	Legal Dept.
Telephone:	1-212-207-0700
Facsimile:	1-212-207-0823

All Notices shall be given (a) by personal delivery to the addressee, (b) by electronic communication, capable of producing a printed transmission and confirmation of delivery, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service.  All notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt.  Any party may change its address by notice to the other parties.

(e)

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE BENEFICIARIES AND GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK AND STATE OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.  EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH.  PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 8(d), SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.

(ii)

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (ii) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HERETO FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(f)

If Guarantor shall default in the payment of any amount becoming due under this Agreement, it  shall on demand from time to time pay interest, to the extent permitted by law, directly to the Company on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to 4% per annum in excess of the prime rate from time to time, as reported in the “Money Rates” section of The Wall Street Journal.

(g)

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

SUMITOMO CORPORATION OF AMERICA

By:  __________________________________

Name:  Susumu Ishihara

Title:    Senior Vice President, Mineral

Resources & Energy Group

ACCEPTED AND AGREED BY BENEFICIARIES:

STRATHMORE MINERALS CORP.

By:  _____________________________

Name:  Dev Randhawa

Title:    Chairman & CEO

STRATHMORE RESOURCES U.S., LTD.,
as Manager on behalf of ROCA HONDA
RESOURCES, LLC

By:  _____________________________

Name:  David Miller

Title:    President & COO

STRATHMORE RESOURCES U.S., LTD.

By:  _____________________________

Name:  David Miller

Title:    President & COO

EXHIBIT F

PREEMPTIVE AND CO-SALE RIGHTS

1.1

Preemptive Rights.  If either SUMITOMO or STRATHMORE intends to Transfer all or any part of its Ownership Interest (the “Offered Interest”), such Member or Members (the “Transferring Member”) shall promptly notify the other (the “Non-Transferring Member”) of such intentions (the “Offer Notice”).  The Offer Notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the contract for sale.  If the consideration for the intended Transfer is, in whole or in part, other than monetary, the Offer Notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash or currency).  The Non-Transferring Member shall have 60 days (the “Option Period”) from the date the Offer Notice is delivered within which to notify the Transferring Member whether it elects to acquire (or have its designee acquire) the Offered Interest at the same price (or its monetary equivalent in cash or currency) and on the same terms and conditions as set forth in the Offer Notice.  If the Non-Transferring Member does so elect, the acquisition by the Non-Transferring Member (or its designee) shall be consummated promptly after notice of such election is delivered.

(a)

If the Non-Transferring Member fails to so elect within the Option Period, subject to Paragraph 1.2, the Transferring Member shall have 90 days following the expiration of the Option Period within which to consummate the Transfer to a third party (the “Buyer”) at a price and on terms no less favorable to the Transferring Member than those offered by the Transferring Member to the Non-Transferring Member in the Offer Notice.

(b)

If the Transferring Member fails to consummate the Transfer to the Buyer within the period set forth above, the rights of the Non-Transferring Member under this Paragraph 1.1 in such Offered Interest shall be deemed to be revived.  Any subsequent proposal to Transfer such Ownership Interest shall be conducted in accordance with all of the procedures set forth in this Paragraph 1.1 and Paragraph 1.2.

1.2

Co-Sale Option of Non-Transferring Member.  If the Transferring Member provides an Offer Notice to sell the Offered Interest and the Non-Transferring Member does not elect to exercise the right to purchase the Offered Interest under Paragraph 1.1, the Transferring Member may Transfer the Offered Interest to the Buyer only pursuant to and in accordance with the following provisions of this Paragraph 1.2:

(a)

Co-Sale Notice.  As soon as practicable following the expiration of the Option Period, and in no event later than five (5) days thereafter, the Transferring Member shall provide notice to the Non-Transferring Member (the “Co-Sale Notice”) of its right to participate (by selling its Ownership Interest to the Buyer) on a pro rata basis with the Transferring Member and on the same terms and conditions applicable to the Transferring Member as are set forth in the Offer Notice (the “Co-Sale Option”).  Promptly after such transfer, the Transferring Member shall notify the Company and the Non-Transferring Member of the consummation thereof and shall furnish such evidence of the completion and date of completion of the transfer.

(b)

Non-Transferring Member Acceptance.  The Non-Transferring Member shall have the right to exercise its Co-Sale Option by giving written notice of such intent to participate (the “Co-Sale Acceptance Notice”) to the Transferring Member within 15 days after receipt by such Non-Transferring Member of the Co-Sale Notice (the “Co-Sale Election Period”).

(c)

Co-Sale Closing.  Within 10 calendar days after the end of the Co-Sale Election Period, the Transferring Member shall promptly notify the Non-Transferring Member of the date on which the transaction will be consummated, which shall be no later than the later of (i) 30 calendar days after the end of the Co-Sale Election Period and (ii) 5 days following the date on which all Governmental Approvals relating to the sale of any of the Ownership Interests are satisfied.  The Non-Transferring Member may consummate the sale of is Ownership Interest by delivering to the Buyer, or to the Transferring Member for delivery to the Buyer, one or more instruments or certificates, properly endorsed for transfer, representing its Ownership Interest.  At the time of consummation of the transaction offer, the Buyer shall remit directly to the Non-Transferring Member that portion of the sale proceeds to which the Non-Transferring Member is entitled by reason of its participation in the transaction offer.  The Ownership Interest of the Transferring Member may not be purchased by the Buyer unless the Buyer simultaneously purchases the Ownership Interest of the Non-Transferring Member.

1.3

Exceptions to Preemptive and Co-Sale Rights.  Paragraph 1.1 above shall not apply to the following:

(a)

transfer by any Member of all or any part of its Ownership Interest to an Affiliate; and

(b)

subject to Subsection 9.2(g) of the Agreement, the grant by any Member of a security interest in its Ownership Interest by Encumbrance.